As filed with the Securities and Exchange Commission on July 2, 1998
                                                Securities Act File No. 2-49007
                                       Investment Company Act File No. 811-2405

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                         Pre-Effective Amendment No.                         [ ]
                       Post-Effective Amendment No. 35                       [X]
                                    and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                                Amendment No. 24                             [X]

                       (Check appropriate box or boxes)


                                ---------------
                       Merrill Lynch Capital Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                                ---------------
                           800 Scudders Mill Road
                           Plainsboro, New Jersey
                  (Address of Principal Executive Offices)

                                   08536
                                 (Zip Code)

                               (609) 282-2800
                         (Registrant's Telephone Number,
                              including Area Code)

                              ---------------
                                 Arthur Zeikel
                       Merrill Lynch Capital Fund, Inc.
                800 Scudders Mill Road, Plainsboro, New Jersey
                                Mailing Address:
                P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)


                                ---------------
                                  Copies to:

         Philip L. Kirstein, Esq.                   Counsel for the Fund:
           MERRILL LYNCH ASSET                         BROWN & WOOD LLP
                MANAGEMENT                          One World Trade Center
              P.O. Box 9011                       New York, N.Y. 10048-0557
       Princeton, New Jersey 08543-9011     Attention: Thomas R. Smith, Jr., Esq.

                                ---------------
               It is proposed that this filing will become effective (check appropriate box)
                  [X] immediately upon filing pursuant to paragraph (b)
                  [ ] on (date) pursuant to paragraph (b)
                  [ ] 60 days after filing pursuant to paragraph (a)(1)
                  [ ] on (date) pursuant to paragraph (a)(1)
                  [ ] 75 days after filing pursuant to paragraph (a)(2)
                  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
               If appropriate, check the following box:
                  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                ---------------


Title of Securities Being Registered: Shares of Common Stock, par value $.10 per share.


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--------------------------------------------------------------------------------

                       MERRILL LYNCH CAPITAL FUND, INC.


                      Registration Statement on Form N-1A

                             Cross Reference Sheet




   N-1A
 Item No.                                                 Location
----------                                                -------------------------------------------------------------
Part A
Item 1.    Cover Page ................................... Cover Page
Item 2.    Synopsis ..................................... Fee Table; Merrill Lynch Select Pricing (SM) System
Item 3.    Condensed Financial Information .............. Financial Highlights; Performance Data
Item 4.    General Description of Registrant ............ Investment Objective and Policies; Additional Information
Item 5.    Management of the Fund ....................... Fee Table; Management of the Fund; Portfolio Transactions
                                                          and Brokerage; Inside Back Cover Page
Item 5A.   Management's Discussion of Fund
           Performance .................................. Not Applicable
Item 6.    Capital Stock and Other Securities ........... Cover Page; Purchase of Shares; Redemption of Shares;
                                                          Shareholder Services; Additional Information
Item 7.    Purchase of Securities Being Offered ......... Cover Page; Fee Table; Merrill Lynch Select Pricing (SM)
                                                          System; Purchase of Shares; Shareholder Services; Additional
                                                          Information; Inside Back Cover Page
Item 8.    Redemption or Repurchase ..................... Fee Table; Merrill Lynch Select Pricing (SM) System; Purchase
                                                          of Shares; Redemption of Shares; Shareholder Services
Item 9.    Pending Legal Proceedings .................... Not Applicable
Part B
Item 10.   Cover Page ................................... Cover Page
Item 11.   Table of Contents ............................ Back Cover Page
Item 12.   General Information and History .............. General Information
Item 13.   Investment Objective and Policies ............ Investment Objective and Policies
Item 14.   Management of the Fund ....................... Management of the Fund
Item 15.   Control Persons and Principal Holders of
           Securities ................................... Management of the Fund; General Information - Additional
                                                          Information
Item 16.   Investment Advisory and Other Services ....... Management of the Fund; Purchase of Shares; General
                                                          Information
Item 17.   Brokerage Allocation and Other Practices ..... Portfolio Transactions and Brokerage
Item 18.   Capital Stock and Other Securities ........... General Information
Item 19.   Securities Being Offered ..................... Purchase of Shares; Redemption of Shares; Determination of
                                                          Net Asset Value; Shareholder Services; General
                                                          Information - Description of Shares
Item 20.   Tax Status ................................... Dividends, Distributions and Taxes
Item 21.   Underwriters ................................. Purchase of Shares
Item 22.   Calculation of Performance Data .............. Performance Data
Item 23.   Financial Statements ......................... Financial Statements
Part C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS


July 2, 1998


                       Merrill Lynch Capital Fund, Inc.
  P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800
                               ----------------
     Merrill Lynch Capital Fund, Inc. (the "Fund") seeks to achieve the highest total investment return consistent with prudent risk through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. This approach permits management of the Fund to vary investment policy based on its evaluation of changes in economic and market trends. Total investment return is the aggregate of income and capital value changes. Consistent with this policy, the Fund's portfolio may, at any given time, be invested substantially in equity securities, corporate bonds or money market securities. It is the expectation of management that, over longer periods, a major portion of the Fund's portfolio will consist of equity securities of larger market capitalization, quality companies. Since January 1, 1974, the portion of the Fund's portfolio invested in equity securities has ranged from approximately 43% to 98% with the balance being invested in corporate bonds, money market securities, government bonds and mortgage-backed securities. On March 31, 1998, approximately 55% of the Fund's portfolio was invested in equity securities. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 11.
                               ----------------
     Pursuant to the Merrill Lynch Select Pricing (SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing (SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing (SM) System" on page 4.
                               ----------------
     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers that have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1 and for participants in certain fee-based programs the minimum initial purchase is $250 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."
                               ----------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ----------------
     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated July 2, 1998 (the "Statement of Additional
Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
              Merrill Lynch Asset Management - Investment Adviser
              Merrill Lynch Funds Distributor, Inc. - Distributor

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows.



                                                         Class A(a)
                                                      ===============
Shareholder Transaction Expenses:
 Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ...............       5.25%(c)
 Sales Charge Imposed on Dividend
  Reinvestments .....................................       None
 Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, whichever is
  lower) ............................................       None(d)
 Exchange Fee .......................................       None
Annual Fund Operating Expenses (as a percentage of
 average net assets):
 Investment Advisory Fees(g) ........................       0.40%
 12b-1 Fees(h):
  Account Maintenance Fees ..........................       None
  Distribution Fees .................................       None
 Other Expenses:
  Shareholder Servicing Costs(i) ....................       0.13%
  Other .............................................       0.02%
   Total Other Expenses .............................       0.15%
                                                      ----------
 Total Fund Operating Expenses ......................       0.55%
                                                      ==========



                                                                  Class B(b)                  Class C         Class D
                                                      ================================== ================ ===============
Shareholder Transaction Expenses:
 Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ...............               None                     None               5.25%(c)
 Sales Charge Imposed on Dividend
  Reinvestments .....................................               None                     None               None
 Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, whichever is
  lower) ............................................ 4.0% during the first year,        1.0% for one           None(d)
                                                              decreasing 1.0%                year(f)
                                                        annually thereafter to 0.0%
                                                          after the fourth year(e)
 Exchange Fee .......................................               None                     None               None
Annual Fund Operating Expenses (as a percentage of
 average net assets):
 Investment Advisory Fees(g) ........................               0.40%                    0.40%              0.40%
 12b-1 Fees(h):
  Account Maintenance Fees ..........................               0.25%                    0.25%              None
  Distribution Fees .................................               0.75%                    0.75%              0.25%
                                                         (Class B shares convert to
                                                        Class D shares automatically
                                                      after approximately eight years
                                                         and cease being subject to
                                                             distribution fees)
 Other Expenses:
  Shareholder Servicing Costs(i) ....................               0.15%                    0.16%              0.13%
  Other .............................................               0.02%                    0.02%              0.02%
   Total Other Expenses .............................               0.17%                    0.18%              0.15%
                                                                    ----                     ----           --------
 Total Fund Operating Expenses ......................               1.57%                    1.58%              0.80%
                                                                    ====                     ====           ========

--------
(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and participants in certain fee-based programs. See "Purchase of Shares - Initial Sales Charge Alternatives - Class A and Class D Shares" - page 22 and "Shareholder Services - Fee-Based Programs" - page 34.
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares" - page 24.
(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares - Initial Sales Charge Alternatives - Class A and Class D Shares" - page 22.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase.
    Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Shareholder Services - Fee-Based Programs" - page 34.
(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services - Fee-Based Programs" - page 34.
(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services - Fee-Based Programs" - page 34.
(g) See "Management of the Fund - Management and Advisory Arrangements" - page
    17.
(h) See "Purchase of Shares -  Distribution Plans" - page 27.
(i) See "Management of the Fund - Transfer Agency Services" - page 19.

EXAMPLE:






                                                                      Cumulative Expenses Paid for the Period of:
                                                                      ============================================
                                                                       1 Year     3 Years     5 Years     10 Years
                                                                      ========   =========   =========   =========
An investor would pay the following expenses on a $1,000
 investment including the maximum $52.50 initial sales charge
 (Class A and Class D shares only) and assuming (1) the Total Fund
 Operating Expenses for each class set forth on page 2, (2) a 5%
 annual return throughout the periods and (3) redemption at the end of the period (including any applicable CDSC for Class B and
 Class C shares):
   Class A ........................................................     $ 58        $69         $82       $  118
   Class B ........................................................     $ 56        $70         $86       $  167*
   Class C ........................................................     $ 26        $50         $86       $  188
   Class D ........................................................     $ 60        $77         $95       $  146
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
   Class A ........................................................     $ 58        $69         $82       $  118
   Class B ........................................................     $ 16        $50         $86       $  167*
   Class C ........................................................     $ 16        $50         $86       $  188
   Class D ........................................................     $ 60        $77         $95       $  146

--------
* Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The example should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the example. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICING (SM) SYSTEM

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing (SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing (SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM. Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing (SM) System are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services - Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing (SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing (SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                                                Account
                                              Maintenance     Distribution
 Class              Sales Charge(1)               Fee             Fee           Conversion Feature
    A           Maximum 5.25% initial               No              No                    No
                 sales charge(2)(3)
    B     CDSC for a period of four years,        0.25%           0.75%          B shares convert to
            at a rate of 4.0% during the                                        D shares automatically
             first year, decreasing 1.0%                                         after approximately
                 annually to 0.0%(4)                                                eight years(5)
    C     1.0% CDSC for one year(6)               0.25%           0.75%                   No
    D           Maximum 5.25% initial             0.25%             No                    No
                   sales charge(3)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares - Initial Sales Charge Alternatives - Class A and Class D Shares - Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1 million will apply. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with certain fee-based programs.
(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.


Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes the Investment Adviser, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% charge for 401(k) purchases over $1,000,000 will apply. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares - Initial Sales Charge Alternatives - Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares - Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B shares), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares - Initial Sales Charge Alternatives - Class A and Class D Shares."

     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing (SM) System that the investor believes is most beneficial under his or her particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower return than Class A shares.


     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares - Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

     The financial information in the table below has been audited in connection with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended March 31, 1998 and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders, which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.



                                                                Class A
                                      ===========================================================
                                                     For the Year Ended March 31,
                                      ===========================================================
                                          1998 ++        1997 ++         1996           1995
                                      ============== ============== ============== ==============
Increase (Decrease) in Net Asset
 Value:
Per Share Operating
 Performance:
Net asset value, beginning of year...   $     31.39     $    30.90     $    27.74    $    27.46
                                        -----------     ----------     ----------    ----------
Investment income - net .............          1.11           1.25           1.21          1.01
Realized and unrealized gain on
 investments and foreign
 currency transactions - net ........          8.14           2.43           5.41          1.77
                                        -----------     ----------     ----------    ----------
Total from investment operations.....          9.25           3.68           6.62          2.78
                                        -----------     ----------     ----------    ----------
Less dividends and distributions:
 Investment income - net ............        ( 1.11)        ( 1.25)        ( 1.16)       (  .94)
 Realized gain on
  investments - net .................        ( 1.97)        ( 1.94)        ( 2.30)       ( 1.56)
                                        -----------     ----------     ----------    ----------
Total dividends and distributions ...        ( 3.08)        ( 3.19)        ( 3.46)       ( 2.50)
                                        -----------     ----------     ----------    ----------
Net asset value, end of year ........   $     37.56     $    31.39        $ 30.90    $    27.74
                                        ===========     ==========     ==========    ==========
Total Investment Return:*
Based on net asset value per share...         30.71%         12.62%         24.50%        10.95%
                                        ===========     ==========     ==========    ==========
Ratios To Average Net Assets:
Expenses ............................           .55%           .55%           .56%          .57%
                                        ===========     ==========     ==========    ==========
Investment income - net .............          3.21%          3.99%          4.09%         3.81%
                                        ===========     ==========     ==========    ==========
Supplemental Data:
Net assets, end of year (in
 thousands) .........................    $4,155,677     $3,291,219     $3,225,758    $2,507,767
                                         ==========     ==========     ==========    ==========
Portfolio turnover ..................            38%            47%            84%           89%
                                         ==========     ==========     ==========    ==========
Average commission rate paid + ......    $    .0478     $    .0432     $    .0382             -
                                         ==========     ==========     ==========    ==========



                                                                            Class A
                                      ====================================================================================
                                                                  For the Year Ended March 31,
                                      ====================================================================================
                                           1994           1993           1992           1991          1990         1989
                                      ============== ============== ============== ============== ============ ===========
Increase (Decrease) in Net Asset
 Value:
Per Share Operating
 Performance:
Net asset value, beginning of year...   $    27.89     $    26.90     $    25.38     $    23.65     $  22.33    $  21.32
                                        ----------     ----------     ----------     ----------     --------     --------
Investment income - net .............          .97            .87           1.02           1.17         1.11        1.07
Realized and unrealized gain on
 investments and foreign
 currency transactions - net ........          .50           1.99           2.12           2.24         2.03        1.69
                                        ----------      ---------     ----------     ----------     --------    --------
Total from investment operations.....         1.47           2.86           3.14           3.41         3.14        2.76
                                        ----------      ---------     ----------     ----------     --------    --------
Less dividends and distributions:
 Investment income - net ............       (  .95)        (  .87)        ( 1.02)        ( 1.14)      ( 1.10)     (  .73)
 Realized gain on
  investments - net .................       (  .95)        ( 1.00)        (  .60)        (  .54)      (  .72)     ( 1.02)
                                        ----------     ----------     ----------     ----------     --------    --------
Total dividends and distributions ...       ( 1.90)        ( 1.87)        ( 1.62)        ( 1.68)      ( 1.82)     ( 1.75)
                                        ----------     ----------     ----------     ----------     --------    --------
Net asset value, end of year ........   $    27.46      $   27.89     $    26.90     $    25.38     $  23.65     $ 22.33
                                        ==========     ==========     ==========     ==========     ========    ========
Total Investment Return:*
Based on net asset value per share...         5.39%         11.33%         12.96%         15.17%       14.04%      13.42%
                                        ==========     ==========     ==========     ==========     ========    ========
Ratios To Average Net Assets:
Expenses ............................          .53%           .55%           .56%           .58%         .60%        .64%
                                        ==========     ==========     ==========     ==========     ========    ========
Investment income - net .............         3.52%          3.56%          4.21%          5.13%        4.80%       4.79%
                                        ==========     ==========     ==========     ==========     ========    ========
Supplemental Data:
Net assets, end of year (in
 thousands) .........................   $2,237,492     $2,056,023     $1,533,530     $1,083,741     $866,924    $678,958
                                        ==========     ==========     ==========     ==========     ========    ========
Portfolio turnover ..................           86%            55%            59%            86%          85%         63%
                                        ==========     ==========     ==========     ==========     ========    ========
Average commission rate paid + ......            -              -              -              -            -           -
                                        ==========     ==========     ==========     ==========     ========    ========

--------
* Total investment returns exclude the effects of sales loads.
 + For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++ Based on average shares outstanding.

                                                                        Class B
                                                =======================================================
                                                             For the Year Ended March 31,
                                                =======================================================
                                                    1998 ++        1997 ++        1996           1995
                                                ============    ===========     =========    ==========
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period ........    $    30.72     $    30.30     $    27.28    $    27.04
                                                 -----------    ----------     ----------   -----------
Investment income - net .....................           .74            .91            .90           .74
Realized and unrealized gain on
 investments and foreign currency
 transactions - net .........................          7.96           2.39           5.29          1.72
                                                 -----------    ----------     ----------    ----------
Total from investment operations ............          8.70           3.30           6.19          2.46
                                                 -----------    ----------     ----------    ----------
Less dividends and distributions:
 Investment income - net ....................        (  .77)        (  .94)        (  .87)       (  .66)
 Realized gain on investments - net .........        ( 1.97)        ( 1.94)        ( 2.30)       ( 1.56)
                                                 -----------    ----------     ----------    ----------
Total dividends and distributions ...........        ( 2.74)        ( 2.88)        ( 3.17)       ( 2.22)
                                                 -----------    ----------     ----------    ----------
Net asset value, end of period ..............    $    36.68     $    30.72     $    30.30    $    27.28
                                                 ===========    ==========     ==========    ==========
Total Investment Return:**
Based on net asset value per share ..........         29.38%         11.48%         23.22%         9.81%
                                                 ===========    ==========     ==========    ==========
Ratios To Average Net Assets:
Expenses ....................................          1.57%          1.57%          1.58%         1.59%
                                                 ===========    ==========     ==========    ==========
Investment income - net .....................          2.19%          2.97%          3.07%         2.79%
                                                 ===========    ==========     ==========    ==========
Supplemental Data:
Net assets, end of period (in thousands).....    $5,938,708     $4,977,431     $5,025,504    $3,664,250
                                                 ===========    ==========     ==========    ==========
Portfolio turnover ..........................            38%            47%            84%           89%
                                                 ===========    ==========     ==========    ==========
Average commission rate paid +++ ..........      $    .0478     $    .0432     $    .0382             -
                                                 ===========    ==========     ==========    ==========



                                                                                   Class B
                                                ==============================================================================
                                                                         For the Year Ended March 31,
                                                ==============================================================================
                                                   1994           1993           1992          1991         1990       1989 +
                                                ==========     ==========     ==========     ========     ========   =========
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period ........   $    27.49     $    26.58     $    25.14     $  23.46     $  22.27   $   22.64
                                                ----------     ----------     ----------     --------     --------   ---------
Investment income - net .....................          .70            .65            .80          .96          .91         .22
Realized and unrealized gain on
 investments and foreign currency
 transactions - net .........................          .48           1.89           2.05         2.19         1.96         .72
                                                ----------     ----------      ---------     --------     --------   ---------
Total from investment operations ............         1.18           2.54           2.85         3.15         2.87         .94
                                                ----------     ----------      ---------     --------     --------   ---------
Less dividends and distributions:
 Investment income - net ....................       (  .68)        (  .63)        (  .81)      (  .93)      (  .96)     (  .54)
 Realized gain on investments - net .........       (  .95)        ( 1.00)        (  .60)      (  .54)      (  .72)     (  .77)
                                                ----------     ----------     ----------     --------     --------     -------
Total dividends and distributions ...........       ( 1.63)        ( 1.63)        ( 1.41)      ( 1.47)      ( 1.68)     ( 1.31)
                                                ----------     ----------     ----------     --------     --------     -------
Net asset value, end of period ..............   $    27.04     $    27.49     $    26.58     $  25.14     $  23.46   $   22.27
                                                ==========     ==========     ==========     ========     ========   =========
Total Investment Return:**
Based on net asset value per share ..........         4.36%         10.16%         11.81%       14.03%       12.84%      4.42%#
                                                ==========     ==========     ==========     ========     ========   =========
Ratios To Average Net Assets:
Expenses ....................................         1.55%          1.56%          1.58%        1.60%        1.62%       1.70%*
                                                ==========     ==========     ==========     ========     ========   =========
Investment income - net .....................         2.50%          2.53%          3.14%        4.11%        3.72%       4.43%*
                                                ==========     ==========     ==========     ========     ========   =========
Supplemental Data:
Net assets, end of period (in thousands).....   $3,079,332     $2,694,774     $1,582,065     $620,842     $365,773   $  32,254
                                                ==========     ==========     ==========     ========     ========   =========
Portfolio turnover ..........................           86%            55%            59%          86%          85%         63%
                                                ==========     ==========     ==========     ========     ========   =========
Average commission rate paid +++ ..........              -              -              -            -            -           -
                                                ==========     ==========     ==========     ========     ========   =========

--------
* Annualized.
**  Total investment returns exclude the effects of sales loads.
+ Class B shares commenced operations on October 21, 1988.
++  Based on average shares outstanding.
+++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
  # Aggregate total investment return.

                       FINANCIAL HIGHLIGHTS (concluded)



                                                                                 Class C
                                                        =========================================================
                                                                  For the Year Ended
                                                                      March 31,                  For the Period
                                                        ======================================     October 21,
                                                                                                    1994 + to
                                                                                                    March 31,
                                                          1998 +++     1997 +++      1996            1995
                                                         =========   ==========   =========    ==================
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period ..................  $   30.44    $   30.08    $   27.17      $    26.81
                                                         ---------    ---------    ---------      ----------
Investment income - net ...............................        .73          .90          .92             .49
Realized and unrealized gain on investments and foreign
 currency transactions - net ..........................       7.89         2.36         5.24            1.03
                                                         ---------    ---------    ---------      ----------
Total from investment operations ......................       8.62         3.26         6.16            1.52
                                                         ---------    ---------    ---------      ----------
Less dividends and distributions:
 Investment income - net ..............................       (.78)      (  .96)      (  .95)         (  .43)
 Realized gain on investments - net ...................      (1.97)      ( 1.94)      ( 2.30)         (  .73)
                                                         ---------    ---------    ---------      ----------
Total dividends and distributions .....................     ( 2.75)      ( 2.90)      ( 3.25)         ( 1.16)
                                                         ---------    ---------    ---------      ----------
Net asset value, end of period ........................  $   36.31      $ 30.44    $   30.08      $    27.17
                                                         =========    =========    =========      ==========
Total Investment Return:**
Based on net asset value per share ....................      29.40%       11.45%       23.25%           6.07%++
                                                         =========    =========    =========      ==========
Ratios To Average Net Assets:
Expenses ..............................................       1.58%        1.58%        1.59%           1.64%*
                                                         =========    =========    =========      ==========
Investment income - net ...............................       2.18%        2.96%        3.08%           3.22%*
                                                         =========    =========    =========      ==========
Supplemental Data:
Net assets, end of period (in thousands) ..............  $ 512,783    $ 322,438    $ 259,131      $   46,902
                                                         =========    =========    =========      ==========
Portfolio turnover ....................................         38%          47%          84%             89%
                                                         =========    =========    =========      ==========
Average commission rate paid # ........................  $   .0478    $   .0432    $   .0382               -
                                                         =========    =========    =========      ==========



                                                                                  Class D
                                                           ========================================================
                                                                                                   For the Period
                                                                   For the Year Ended                October 21,
                                                                       March 31,                      1994 + to
                                                           ===================================        March 31,
                                                            1998 +++    1997 +++        1996             1995
                                                           ==========   =========    =========   ==================
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period ..................    $    31.34   $   30.86    $   27.72      $    27.27
                                                           ----------   ---------    ---------      ----------
Investment income - net ...............................          1.02        1.17         1.16             .48
Realized and unrealized gain on investments and foreign
 currency transactions - net ..........................          8.14        2.43         5.38            1.15
                                                           ----------   ---------    ---------      ----------
Total from investment operations ......................          9.16        3.60         6.54            1.63
                                                           ----------   ---------    ---------      ----------
Less dividends and distributions:
 Investment income - net ..............................        ( 1.04)     ( 1.18)      ( 1.10)         (  .45)
 Realized gain on investments - net ...................        ( 1.97)     ( 1.94)      ( 2.30)         (  .73)
                                                           ----------   ---------    ---------      ----------
Total dividends and distributions .....................        ( 3.01)     ( 3.12)      ( 3.40)         ( 1.18)
                                                           ----------   ---------    ---------      ----------
Net asset value, end of period ........................    $    37.49   $   31.34    $   30.86      $    27.72
                                                           ==========   =========    =========      ==========
Total Investment Return:**
Based on net asset value per share ....................         30.40%      12.34%       24.21%           6.42%++
                                                           ==========   =========    =========      ==========
Ratios To Average Net Assets:
Expenses ..............................................           .80%        .80%         .81%            .87%*
                                                           ==========   =========    =========      ==========
Investment income - net ...............................          2.95%       3.75%        3.84%           3.94%*
                                                           ==========   =========    =========      ==========
Supplemental Data:
Net assets, end of period (in thousands) ..............    $1,280,317   $ 690,116    $ 521,599      $  171,201
                                                           ==========   =========    =========      ==========
Portfolio turnover ....................................            38%         47%          84%             89%
                                                           ==========   =========    =========      ==========
Average commission rate paid # ........................    $    .0478   $   .0432    $   .0382               -
                                                           ==========   =========    =========      ==========

--------
* Annualized.
** Total investment returns exclude the effects of sales loads.
+ Commencement of operations.
++ Aggregate total investment return.
+++ Based on average shares outstanding.
 # For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchase and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to achieve the highest total investment return consistent with prudent risk. To do this, management of the Fund shifts the emphasis among equity, debt (including money market) and convertible securities. This flexible, total investment return approach is called a "fully managed" investment policy. It distinguishes the Fund from other investment companies, which often seek either capital growth or current income. Of course, there is no assurance that the Fund will attain this objective.

     The Fund's investment philosophy is based on the belief that, as in the past, the structure of the United States' economy and the economies and securities markets of other countries will undergo continuous change. Thus, the fully managed approach puts maximum emphasis on investment flexibility.

     The two principal features of the Fund's management approach are flexibility and concentration in "quality" companies.

     Flexibility. The Fund's fully managed investment approach makes use of equity, debt (including money market) and convertible securities. Freedom to move among these different types of securities as prevailing trends change is the keystone of the Fund's investment policy.

     Concentration in "Quality" Companies. The earnings of quality companies generally tend to grow consistently. Their internal strengths - good financial resources, a strong balance sheet, satisfactory rate of return on capital, a good industry position and superior management skills - give the Fund confidence that these companies consistently will perform at high levels. The Fund considers quality companies to be those that conform most closely to these characteristics. Most of the Fund's equity portfolio is in the common stocks of these quality companies.

     Sometimes, to reduce risk and to achieve the highest total investment return, the Fund may invest in other securities:

      - Non-convertible, long-term debt securities, including "deep discount" corporate debt securities, mortgage-backed securities issued or guaranteed by governmental entities or private issuers, and debt securities issued or guaranteed by governments, their agencies and instrumentalities. Such debt securities generally will be "investment grade." However, the Fund has established no rating criteria for the debt securities in which it may invest, and the Fund may invest in securities that are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Services ("S&P") or which, in the Investment Adviser's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield/high risk securities" or "junk bonds", are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than those of higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See "Investment Objective and Policies" in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in "high yield/high risk securities" or "junk bonds" and Appendix A - "Ratings of Debt Securities and Preferred Stock" in the Statement of Additional Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default. The Fund does not intend to invest in excess of 35% of its total assets in securities that are rated below Baa by Moody's or below BBB by S&P or that the Investment Adviser believes have characteristics similar to those securities.

      - Convertible securities, i.e., fixed income issues that give the owner the option of a later exchange for common stock. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price for the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security will be governed principally by its investment value.

      - Cash or money-market securities to produce interest income during periods of defensive investment.

     The Investment Adviser expects that over longer periods a larger portion of the Fund's portfolio will consist of equity securities. However, the flexible fully managed investment approach enables the Fund to switch its emphasis to debt and convertible securities if, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Investment Adviser will determine the emphasis among equity and debt securities, including convertible securities, based on its evaluation as to the types of securities presently providing the opportunity for the highest total investment return consistent with prudent risk. On March 31, 1998, approximately 63.3% of the Fund's portfolio was invested in equity securities.

     The Fund may invest in the securities of smaller or emerging growth companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

     The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its total assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Fund's Board of Directors continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring the liquidity of any restricted securities in the Fund's portfolio. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     The Board of Directors carefully monitors the Fund's investments in securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, the Fund's investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund.

     The Fund may invest up to 25% of its total assets in securities of foreign issuers. Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries may be subject to different economic, financial, political and social factors.

     Among the risks to which an investment in the Fund is subject are interest rate risk and credit risk. Interest rate risk is the risk that the portion of the Fund's net asset value attributable to the Fund's fixed-income securities may fall when interest rates rise and rise when interest rates fall. In general, fixed-income securities with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will fixed-income securities with shorter maturities. Credit risk is the risk that an issuer of fixed-income securities that the Fund owns will not make timely payments of interest or repayments of principal from the issuer. Credit risk is generally greater in lower-rated securities.

     Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act") means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 5% of its total assets, taken at acquisition or market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income.

     Lending of Portfolio Securities. The Fund may from time to time lend securities (but no more than 20% of its total assets) from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral, and thereby increases its yield.


     Writing of Covered Call Options. The Fund may from time to time write (i.e., sell) covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write covered call options on underlying securities exceeding 15% of the value of its total assets.

     Foreign Currency Hedging. The Fund may deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities that it has committed to, or anticipates it will, purchase that are denominated in such currency, and in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than [25%] of its total assets from foreign currency options, futures or related options.


     Risk Factors in Currency Hedging Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the currencies that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the currencies, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the currencies. The successful use of currency hedging transactions also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction.



     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby insuring that the use of such futures contract is unleveraged.

     Restrictions on OTC Options. The Fund will engage in OTC foreign currency options and options on foreign currency futures. The Fund will acquire only those OTC options (i) if the agreement pursuant to which the option is purchased contains a formula price at which the option may be terminated or sold or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.



     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary United States Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change of modification by the Commission staff of its position.

     Other Investments and Risk. The Fund may from time to time be invested in non-dollar-denominated securities of foreign issuers. Changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Furthermore, the Fund's return on investments in non-dollar-denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Fund holds such investments.

                            MANAGEMENT OF THE FUND

Board of Directors

     The Board of Directors of the Fund consists of seven individuals, six of whom are not "interested persons" of the Fund, as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.


     The Directors of the Fund are:

     ARTHUR ZEIKEL* - Chairman of MLAM and its affiliate, Fund Asset Management, L.P. ("FAM"); Chairman and Director of Princeton Services, Inc. ("Princeton Services"); and Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.").

     DONALD CECIL - Special Limited Partner of Cumberland Partners (an investment partnership).

     M. COLYER CRUM - James R. Williston Professor of Investment Management Emeritus, Harvard Business School.

     EDWARD H. MEYER - Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

     JACK B. SUNDERLAND - President and Director of American Independent Oil Company, Inc. (an energy company).

     J. THOMAS TOUCHTON - Managing Partner of The Witt-Touchton Company (a private investment partnership).

     FRED G. WEISS - Managing Director of FGW Associates and Director of Noven Corporation (a pharmaceutical company).
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

Management and Advisory Arrangements

     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, acts as the investment adviser for the Fund and provides the Fund with management and investment advisory services. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser for more than 100 registered investment companies and provides investment advisory services to individual and institutional accounts. As of May 1998, the Asset Management Group had a total of approximately $489 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Investment Adviser.


     Achieving the Fund's investment objective depends on informed decisions to buy, sell or hold particular securities. Subject to the supervision of the Board of Directors, the Fund's Investment Adviser has created a comprehensive management system that sets objectives and establishes a framework for the selection of particular securities and the distribution of assets. The system appraises economic and other forces affecting securities markets and industries, and assesses short- and long-term prospects. The Investment Adviser regularly reviews the research and analysis of other brokerage firms with which the Fund does business.

     The Fund pays the Investment Adviser a monthly fee based on the average daily value of the Fund's net assets at the annual rates of: 0.50% of that portion of average daily net assets not exceeding $250 million; 0.45% of that portion of average daily net assets exceeding $250 million but not exceeding $300 million; 0.425% of that portion of average daily net assets exceeding $300 million but not exceeding $400 million; and 0.40% of that portion of average daily net assets exceeding $400 million. For the fiscal year ended March 31, 1998, the Investment Adviser earned a fee of $41,894,654 (based upon average net assets of approximately $10.4 billion) and the effective fee rate was 0.40%.

     Also, the Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount the Investment Adviser actually receives for providing services to the Fund pursuant to the investment advisory agreement between the Fund and the Investment Adviser (the "Investment Advisory Agreement"). MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England. For fiscal year ended March 31, 1998, the Investment Adviser paid no fees to MLAM U.K. pursuant to such agreement.

     The Investment Adviser is responsible for placing the Fund's brokerage business and for negotiating prices, commissions and the charges for other services. The Investment Adviser is not restricted in its choice of brokers or dealers. It seeks the most favorable rates and services from any number of brokers and dealers, including Merrill Lynch. See "Portfolio Transactions and Brokerage."

     The Fund pays certain expenses incurred in the operation of the Fund including, among others, taxes, expenses for legal and auditing services, costs of printing proxies and stock certificates, charges of the custodian and transfer agent, expenses of redemption, brokerage costs, Commission fees, all expenses of shareholders' and Directors' meetings and certain of the expenses of printing prospectuses, statements of additional information and reports to shareholders. For the fiscal year ended March 31, 1998, the ratio of total expenses to average net assets was 0.55% for Class A shares, 1.57% for Class B shares, 1.58% for Class C shares and 0.80% for Class D shares.


     Kurt Schansinger has been the Senior Portfolio Manager of the Fund since April 1996, a First Vice President of the Investment Adviser since November 1997 and was a Vice President of the Investment Adviser from January 1996 until November 1997. From January 1996 until April 1996, Mr. Schansinger served as Associate Portfolio Manager of the Fund and was a Senior Vice President of Oppenheimer Capital L.P. prior thereto. Walter Cuje is the Associate Portfolio Manager of the Fund. Mr. Cuje has been an Associate Portfolio Manager of the Fund since October 1993, a Director of the Investment Adviser since 1997 and was a Vice President thereof from July 1991 to November 1997.

Code of Ethics

     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


Transfer Agency Services

     The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For the purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class or a record-keeping system, provided the record-keeping system is maintained by a wholly-owned subsidiary of ML & Co. For the fiscal year ended March 31, 1998, the total fee paid by the Fund to the Transfer Agent was $14,747,964.


                              PURCHASE OF SHARES

     The Distributor, an affiliate of each of the Investment Adviser, FAM and Merrill Lynch, acts as the distributor of shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1 and for participants in certain fee-based programs, the minimum initial purchase is $250 and the minimum subsequent purchase is $50.

     The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing (SM) System, as described below. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the orders are received by the Distributor from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing (SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing (SM) System is set forth under "Merrill Lynch Select Pricing (SM) System" on page 4.

     Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements.
The CDSCs, distribution and account maintenance fees that are imposed on Class
B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services - Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing (SM) System.



                                                  Account
                                                Maintenance     Distribution
 Class              Sales Charge(1)                 Fee             Fee           Conversion Feature
    A        Maximum 5.25% initial sales            No              No                    No
                    charge(2)(3)
    B     CDSC for a period of four years,     0.25%           0.75%             B shares convert to
            at a rate of 4.0% during the                                        D shares automatically
             first year, decreasing 1.0%                                         after approximately
                 annually to 0.0%(4)                                                eight years(5)
    C     1.0% CDSC for one year(6)            0.25%           0.75%                      No
    D           Maximum 5.25% initial          0.25%                No                    No
                   sales charge(3)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives
  - Class A and Class D Shares - Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.
(4) The CDSC may be modified in connection with certain fee-based programs.
(5) The conversion period for dividend reinvestment shares, certain retirement plans and certain fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.

Initial Sales Charge Alternatives - Class A and Class D Shares

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.


     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.



                                                Sales Load          Sales Load            Discount to
                                              as Percentage*      as Percentage*       Selected Dealers
                                                of Offering         of the Net       as Percentage* of the
Amount of Purchase                                 Price         Amount Invested        Offering Price
==========================================   ================   =================   ======================
Less than $25,000.........................          5.25%              5.54%                  5.00%
$25,000 but less than $50,000.............          4.75               4.99                   4.50
$50,000 but less than $100,000............          4.00               4.17                   3.75
$100,000 but less than $250,000...........          3.00               3.09                   2.75
$250,000 but less than $1,000,000.........          2.00               2.04                   1.80
$1,000,000 and over**.....................          0.00               0.00                   0.00

--------
* Rounded to the nearest one-hundredth percent.
** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain retirement plan investors and participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge is assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.


     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

     During the fiscal year ended March 31, 1998, the Fund sold 18,254,019 of its Class A shares for aggregate net proceeds to the Fund of $634,543,940. The gross sales charges for the sale of Class A shares of the Fund for the year were $553,366, of which $43,421 and $509,945 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver.

     During the fiscal year ended March 31, 1998, the Fund sold 9,630,431 of its Class D shares for aggregate net proceeds to the Fund of $333,114,038. The gross sales charges for the sale of Class D shares of the Fund for the year were $2,040,769, of which $137,456 and $1,903,313 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received CDSCs of $986 with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.


     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint (SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by

MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA (SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services - Fee-Based Programs."

     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access (SM) Accounts available through authorized employers. Subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

     Class D shares are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class
D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint (SM) Program.

     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

Deferred Sales Charge Alternatives - Class B and Class C Shares

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services - Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges - Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:



                                        Class B CDSC
                                       as a Percentage
        Year Since Purchase           of Dollar Amount
           Payment Made               Subject to Charge
==================================   ==================
  0-1 ............................           4.00%
  1-2 ............................           3.00
  2-3 ............................           2.00
  3-4 ............................           1.00
  4 and thereafter ...............           0.00

     For the fiscal year ended March 31, 1998, the Distributor received CDSCs of $5,594,029 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).

     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint (SM) Program. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access (SM) Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services - Fee-Based Programs."

     Contingent Deferred Sales Charges - Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. No Class C CDSC will be assessed in connection with certain fee-based programs. See "Shareholder Services - Fee-Based Programs." For the fiscal year ended March 31, 1998, the Distributor received CDSCs of $91,818 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.


     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

     The Conversion Period also is modified for retirement plan investors which participate in certain fee-based programs. See "Shareholder Services - Fee-Based Programs."


Distribution Plans

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     For the fiscal year ended March 31, 1998, the Fund paid the Distributor $53,880,781 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $5.4 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended March 31, 1998, the Fund paid the Distributor $3,866,998 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $386.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended March 31, 1998, the Fund paid the Distributor $2,351,416 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $940.6 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


     The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     As of December 31, 1997, for Class B shares, fully allocated accrual revenues incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual expenses for such period by approximately $14,130,000 (.24% of Class B net assets at that date). As of March 31, 1998, for Class B shares, direct cash revenues for the period since commencement of operations exceeded direct cash expenses for such period by $178,032,573 (2.99% of Class B net assets at that date). As of March 31, 1998, for Class C shares, fully allocated accrual expenses for the period since October 21, 1994 (commencement of operations) exceeded fully allocated accrual revenues by $767,000 (.14% of Class C net assets at that date). As of March 31, 1998, for Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $5,735,756 (1.07% of Class C net assets at that date).

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives - Class B and Class C Shares - Conversion of Class B Shares to Class D Shares."

Limitations on the Payment of Deferred Sales Charges

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee in connection with the Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.


                             REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemptions if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.


Redemption

     A shareholder wishing to redeem shares may do so, without charge, by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. A redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.


Repurchase

     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility to submit such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

     For a shareholder redeeming through his or her listed securities dealer other than Merrill Lynch, payment will be made to the securities dealer. A shareholder redeeming through Merrill Lynch will receive payment through Merrill Lynch. Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.


Reinstatement Privilege - Class A and Class D Shares

     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are only available to U.S. investors. Included in the Fund's shareholder services are the following:


Investment Account

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements also will show any other activity in the account since the previous statement. Shareholders will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


Exchange Privilege

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select Pricing (SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in the account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services - Exchange Privilege" in the Statement of Additional Information.

Automatic Reinvestment of Dividends and Capital Gains Distributions

     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares.) The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distributions or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


Systematic Withdrawal Plans

     A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares - Contingent Deferred Sales Charges - Class B Shares" and " - Contingent Deferred Sales Charges - Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares - Conversion of Class B Shares to Class D Shares."


Automatic Investment Plans

     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(R) or CBA(R) Automated Investment Program.

Fee-Based Programs

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods which such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Adviser is responsible for making the Fund's portfolio decisions, placing the Fund's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid, subject to policies established by the Fund's Board of Directors and officers. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, commission, if any, size of the transaction and difficulty of execution. Where practicable, the Investment Adviser surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund best price and execution or other services which are of benefit to the Fund. Merrill Lynch has advised the Fund that, in transactions with Merrill Lynch, the Fund receives a commission rate at least as favorable as the rate Merrill Lynch charges its other customers in similar transactions.

     The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. If in the judgment of the Investment Adviser the Fund will be benefited by supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Investment Adviser may use such information in servicing its other accounts.

                               PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares, and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.


                            ADDITIONAL INFORMATION

Dividends and Distributions

     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and higher transfer agency fees applicable to that class. See "Determination of Net Asset Value" below. Dividends and distributions will be reinvested automatically in shares of the Fund, at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. See "Shareholder Services - Automatic Reinvestment of Dividends and Distributions" for information as to how to elect either dividend reinvestment or cash payments. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.


Determination of Net Asset Value

     The net asset value of the shares of all classes of the Fund is determined once daily, 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading or on any other day on which there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. During the fiscal year ended March 31, 1998, the Fund paid $3,755 to MLSPS for such service.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of the shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and

Class C shares, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.


Taxes

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options generally will be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


Organization of the Fund

     The Fund, a diversified, open-end investment company, was organized in Maryland on July 29, 1987 and is a successor to a Delaware corporation that was organized under the name Lionel D. Edie Capital Fund, Inc. in September 1973 and changed its name to Merrill Lynch Capital Fund, Inc. in June 1976. It has an authorized capital of 1,200,000,000 shares of Common Stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class B each consists of 400,000,000 shares and Class C and Class D each consists of 200,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and/or distribution expenditures, as applicable. See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in the Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities except, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

Year 2000 Issues

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Manager or other Fund service providers do not properly address this problem prior to January 1, 2000. The Manager has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Manager does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Manager has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Manager will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

Shareholder Reports

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                    Merrill Lynch Financial Data Services, Inc.
                    P.O. Box 45289
                    Jacksonville, FL 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.


Shareholder Inquiries

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

        MERRILL LYNCH CAPITAL FUND, INC. - AUTHORIZATION FORM (PART 1)

Note: This form may not be used for purchases through the Merrill Lynch
      Blueprint (SM) Program. You may request a Merrill Lynch Blueprint (SM) Program application by calling (800) 637-3766.

1. Share Purchase Application
   I, being of legal age, wish to purchase: (choose one)
[ ] Class A shares [ ] Class B shares [ ] Class C shares [ ] Class D shares of Merrill Lynch Capital Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.
  Basis for establishing an Investment Account:
    A. I enclose a check for $................... payable to Merrill Lynch
       Financial Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)


1.
2.
3.


4.
5.
6.

Name
      First Name   Initial                              Last Name

Name of Co-Owner (if any) ................................................
               First Name   Initial                     Last Name

Address................................................................ ..
                                                                 (Zip Code)
Date................................................................... ..


Occupation............................................................. ..




                               Signature of Owner


Name and Address of Employer........................................... ..




                        Signature of Co-Owner (if any)

(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)

2. Dividend and Capital Gain Distribution Options


                 Ordinary Income Dividends
                   Select [ ] Reinvest
                   One:    [ ] Cash


 Long-Term Capital Gains
     Select [ ] Reinvest
  One:    [ ] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
If cash, specify how you would like your distributions paid to you: [ ] Check or [ ] Direct Deposit to bank account
If direct deposit to bank account is selected, please complete below:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Capital Fund, Inc. Authorization Form.
Specify type of account (check one): [ ] checking   [ ] savings
Name on your Account................................................... ..
Bank Name.............................................................. ..
Bank Number.....................................................................
Account Number...........................................................
Bank Address........................................................... ..

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor................................................. ..


Signature of Depositor...............Date.....................................
(If joint account, both must sign)

Note: If direct deposit to bank account is selected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

Note: This form may not be used for purchases through the Merrill Lynch
      Blueprint (SM) Program. You may request a Merrill Lynch Blueprint (SM) Program application by calling (800) 637-3766.

3. Social Security Number or Taxpayer Identification Number

           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information - Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  Instruction: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to under-reporting and if you have not received a notice from the IRS that backup withholding has been terminated. The undersigned authorizes the furnishing of this certification to other Merrill Lynch sponsored mutual funds.


Signature of Owner                                  Signature of Co-Owner (if
                                                    any)

4. Letter of Intention - Class A and Class D shares only (See terms and conditions in the Statement
                                                    of Additional Information)

                            Date of initial purchase , 19............
Dear Sir/Madam:

     Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Capital Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which the Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

   [ ] $25,000   [ ] $50,000   [ ] $100,000   [ ] $250,000   [ ] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Capital Fund, Inc. Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Capital Fund, Inc. held as security.



By:.................................................................... ..
                             Signature of Co-Owner
 ..........................................................................
                               Signature of Owner
                (If registered in joint names, both must sign)

  In making purchases under this letter, the following are the related accounts on which reduced offering
                                                     prices are to apply:


(1) Name........................                               (2) Name
Account Number.......................      Account Number.......................

5. For Dealer Only


                         Branch Office, Address, Stamp
----
                                                                           ----

----
                                                                           ----

This form when completed, should be mailed to:

       Merrill Lynch Capital Fund, Inc.
       c/o Merrill Lynch Financial Data Services, Inc.
       P.O. Box 45289
       Jacksonville, FL 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.



                            Dealer Name and Address

By:.................................................................... ..
                        Authorized Signature of Dealer

                                 F/C Last Name
Branch-Code            F/C No.

 Dealer's Customer A/C No.

        MERRILL LYNCH CAPITAL FUND, INC. - AUTHORIZATION FORM (PART 2)

Note: This form is required to apply for the Systematic Withdrawal Plan or the Automatic Investment Plan only.

1. Account Registration
(Please Print)

Name................................................................... ..
      First Name   Initial                              Last Name

                              Social Security No.
                       or Taxpayer Identification Number
Name of Co-Owner (if any).................................................
               First Name   Initial                     Last Name


Address...................................................................
                                                                (Zip Code)
                                             Account Number...............
                                                     (if existing account)



2. Systematic Withdrawal Plan (See terms and conditions in the Statement of Additional Information)
 Minimum Requirements: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A, [ ] Class B*, [ ] Class C* or [ ] Class D shares in Merrill Lynch Capital Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ------ or as soon as possible thereafter.
                                         (month)

Specify the amount of the withdrawal you would like paid to you: [ ] $------
                                        of (check one): [ ] Class A, [ ] Class
                                        B*, [ ] Class C* or
[ ] Class D shares in the account.
Specify withdrawal method: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):
Draw checks payable (check one)
(a) I hereby authorize payment by check
     [ ] as indicated in Item 1.
     [ ] to the order of............................................... ..
Mail to (check one)
     [ ] the address indicated in Item 1.
     [ ] Name (please print)........................................... ..

Address................................................................ ..

Signature of Owner................................... Date................

Signature of Co-Owner (if any)......................................... ..
(b) I hereby authorize payment by direct deposit to bank account and, if necessary, debit entries and adjustments for any credit entries made to my account. I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.
Specify type of account (check one): [ ] checking [ ] savings
Name on your Account................................................... ..

Bank Name.............................................................. ..

Account Number............................................................

Bank Address........................................................... ..


Signature of Depositor....................................................

Signature of Depositor................................................. ..
(If joint account, both must sign)

Note: If direct deposit is elected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application. *Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the Systematic Withdrawal Plan is made.

3. Application for Automatic Investment Plan
I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)
[ ] Class A shares [ ] Class B shares [ ] Class C shares [ ] Class D shares of Merrill Lynch Capital Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


MERRILL LYNCH FINANCIAL DATA SERVICES, INC.
You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Capital Fund, Inc., as indicated below:

  Amount of each ACH debit $..............................................

  Account No........................................................... ..

Please date and invest ACH debits on the 20th of each month beginning
 ------  or as soon as possible thereafter.
(month)

I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to Signature of Depositor offset the purchase made with the dishonored debit.

 ............................                        ............................
          Date                                        Signature of Depositor

                                                    ............................
                                                     Signature of Depositor
                                              (If joint account, both must sign)



AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

 To.........................................................................Bank
(Investor's Bank)

Bank Address....................................................................
City ...........................State .........................Zip .............

     As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc., I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 ............................                        ............................
          Date                                        Signature of Depositor

 ............................                        ............................
    Bank Account Number                               Signature of Depositor
                                              (If joint account, both must sign)


Note: If Automatic Investment Plan is elected, your blank, unsigned check marked "VOID" should accompany this application.

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                              Investment Adviser
                        Merrill Lynch Asset Management
                            Administrative Offices:
                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                               Mailing Address:
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                  Distributor

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                               Mailing Address:
                                 P.O. Box 9081
                       Princeton, New Jersey 08543-9081

                                   Custodian

                             The Bank of New York
                       90 Washington Street, 12th Floor
                           New York, New York 10286

                                Transfer Agent

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                       Jacksonville, Florida 32246-6484
                               Mailing Address:
                                P.O. Box 45289
                       Jacksonville, Florida 32232-5289

                             Independent Auditors

                             Deloitte & Touche LLP
                               117 Campus Drive
                       Princeton, New Jersey 08540-6400

                                    Counsel

                               Brown & Wood LLP
                            One World Trade Center
                         New York, New York 10048-0557

  No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.
                         ----------------------------
                               TABLE OF CONTENTS



                                                       Page
                                                     ========
Fee Table ........................................       2
Merrill Lynch Select Pricing System ..............       4
Financial Highlights .............................       8
Investment Objective and Policies ................      11
Management of the Fund ...........................      17
   Board of Directors ............................      17
   Management and Advisory Arrangements ..........      17
   Code of Ethics ................................      18
   Transfer Agency Services ......................      19
Purchase of Shares ...............................      19
   Initial Sales Charge Alternatives - Class A and
      Class D Shares .............................      22
   Deferred Sales Charge Alternatives - Class B
      and Class C Shares .........................      24
   Distribution Plans ............................      27
   Limitations on the Payment of Deferred
      Sales Charges ..............................      29
Redemption of Shares .............................      29
   Redemption ....................................      29
   Repurchase ....................................      30
   Reinstatement Privilege - Class A and
      Class D Shares .............................      30
Shareholder Services .............................      31
   Investment Account ............................      31
   Exchange Privilege ............................      31
   Automatic Reinvestment of Dividends and
      Capital Gains Distributions ................      33
   Systematic Withdrawal Plans ...................      33
   Automatic Investment Plans ....................      33
   Fee-Based Programs ............................      34
Portfolio Transactions and Brokerage .............      34
Performance Data .................................      35
Additional Information ...........................      36
   Dividends and Distributions ...................      36
   Determination of Net Asset Value ..............      36
   Taxes .........................................      37
   Organization of the Fund ......................      39
   Year 2000 Issues ..............................      40
   Shareholder Reports ...........................      40
   Shareholder Inquiries .........................      40
Authorization Form ...............................      A-1



                                                     Code #10044-0798


(Merrill Lynch logo appears here)

Merrill Lynch
Capital Fund, Inc.

Prospectus


July 2, 1998


Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference

STATEMENT OF ADDITIONAL INFORMATION





                       Merrill Lynch Capital Fund, Inc.
  P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800


                               ----------------
     Merrill Lynch Capital Fund, Inc. (the "Fund") seeks to achieve the highest total investment return consistent with prudent risk through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. This approach permits management of the Fund to vary investment policy based on its evaluation of changes in economic and market trends. Total investment return is the aggregate of income and capital value changes. Consistent with this policy, the Fund's portfolio may, at any given time, be invested substantially in equity securities, corporate bonds or money market securities. It is the expectation of management that, over longer periods, a major portion of the Fund's portfolio will consist of equity securities of larger market capitalization, quality companies. Since January 1, 1974, the portion of the Fund's portfolio invested in equity securities has ranged from approximately 43% to 98%, with the balance being invested in corporate bonds, money market securities, government bonds and mortgage-backed securities. On March 31, 1998, approximately 63% of the Fund's portfolio was invested in equity securities.

     Pursuant to the Merrill Lynch Select Pricing (SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing (SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.
                               ----------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated July 2, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.
                               ----------------
              Merrill Lynch Asset Management - Investment Adviser
              Merrill Lynch Funds Distributor, Inc. - Distributor



                               ----------------
     The date of this Statement of Additional Information is July 2, 1998.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to achieve the highest total investment return consistent with prudent risk through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

     Portfolio Turnover. The rate of portfolio turnover is not a limiting factor and, given the Fund's investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. The use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. Although the Fund anticipates that its annual portfolio turnover rate should not exceed 100%, the turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rate for each of the fiscal years ended March 31, 1997 and 1998 was 47% and 38%, respectively.


     Investment Restrictions. In addition to the investment policies and restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting shares, which for this purpose means the lesser of (a) 67% of the shares represented at a meeting where more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares. Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. The Fund may not:

       1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

       2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

       3. Make investments for the purpose of exercising control or management.


       4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

       5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

       6. Issue senior securities to the extent such issuance would violate applicable law.

       7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

       8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

       9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without approval of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

       a. Purchase securities of other investment companies except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provision) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

       b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

       c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

       d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 5% of its total assets, taken at acquisition or market value, whichever is lower and then only from banks as a temporary measure for extraordinary or emergency purposes.
                          -------------------------

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member. See "Portfolio Transactions and Brokerage."

     Lending of Portfolio Securities. Subject to investment restriction (5) above, the Fund may, from time to time, lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund; and if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's administrative and custodian fees in connection with such loans.

     Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Fund realizes a gain in the amount of the premium received for the option, which may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write covered options on underlying securities exceeding 15% of the value of its total assets.

     All options referred to herein and in the Fund's Prospectus are options issued by The Options Clearing Corporation (the "Clearing Corporation"), which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange or the New York Stock Exchange("NYSE".) A call option gives the purchaser of an option the right to buy, and obligates the writer (seller) to sell, the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Fund receives a premium, which is the price of such an option on the exchange on which it is traded. The exercise price of the option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     The writer may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received on the original option, in which case the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a secondary market will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if management believes that a secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     Due to the relatively short time that exchanges have been dealing with options, options involve risks of possible unforeseen events which can be disruptive to the option markets or could result in the institution of certain procedures including restriction of certain types of orders.

     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot (i.e., cash basis), at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may deal in forward foreign exchange among currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. The Fund will not enter into a forward contract with a term of more than one year.

     The Fund may purchase or sell listed over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset in whole or part the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Investment Adviser believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.




     Risk Factors in Currency Hedging Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices of the currencies which are the subject of the hedge. If the prices of the options and futures move more or less than the prices of the hedged currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the currencies which are the subject of the hedge. The successful currency hedging transactions also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction.




     Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into options or futures transactions on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

     The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

     Mortgage-Backed Securities. Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.

     The Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and which are issued by United States governmental lenders or by private lenders and guaranteed by the United States Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). In general, Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are generally guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of scheduled principal and interest on the certificates. In general, Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

     Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, United States Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specified adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. The Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

     Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income thereon.

     A REMIC is a pool of assets that qualifies for special tax treatment under the Code and consists of certain mortgages or deeds of trust primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interests in REMIC trusts although the Fund does not intend to invest in "residual interests."

     Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.

     Risks Associated with Mortgage-Backed Securities. The Fund may invest up to 35% of its total assets in mortgage-backed securities. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, since interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Further, the yield characteristics of mortgage-backed securities, such as those in which the Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their stated final distribution dates.

     Prepayment rates on mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal of the mortgage-backed securities, it may receive a rate of interest that is lower than the rate on existing mortgage-backed securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of fixed income securities as a means of "locking in" interest rates.

     Foreign Government Debt Securities. The Funds may invest in debt securities issued by foreign governments. Investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

     As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements.

     Other Investments and Risk. The Fund may from time to time be invested in non-dollar-denominated securities of foreign issuers. Changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned.

Furthermore, the Fund's return on investments in non-dollar-denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Fund holds such investments.

     The Fund may engage in transactions, such as currency swaps and purchasing and selling options on currencies, for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar. Although such instruments will be used with the intention of hedging against adverse currency movements, transactions in such instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective and may cause the Fund to realize losses.


     No Rating Criteria for Debt Securities. The Fund has not established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. The Fund is authorized to invest a portion of its debt portfolio in fixed-income securities that are rated below "investment grade" by a nationally recognized statistical rating organization. Securities rated below "investment grade" by nationally recognized statistical rating organizations, e.g., below BBB by Standard & Poor's Ratings Services ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality in the judgment of the Investment Adviser (such lower rated and unrated securities are sometimes referred to as "high yield/high risk securities" or "junk bonds") are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve substantial risk such as a greater volatility of price than securities in higher rating categories. Consequently, although high yield/high risk securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in high yield/high risk securities will be made only when, in the judgment of the Investment Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund will not invest in debt securities in the lowest rating categories (those rated CC or lower by S&P or Ca or lower by Moody's) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings.

     Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield/high risk securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield/high risk securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield/high risk securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of an issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is expected that a significant portion of the high yield/high risk securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation. See Appendix A to this Statement of Additional Information - "Ratings of Debt Securities and Preferred Stock" on page 35.



                            MANAGEMENT OF THE FUND

Directors and Officers

     Information about the Directors, executive officers and portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Director and the portfolio manager is c/o P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (66) - President and Director (1)(2) - Chairman of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms, as used herein, include their corporate predecessors) since 1997; President of the Investment Adviser and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     DONALD CECIL (71) - Director (2) - 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

     M. COLYER CRUM (66) - Director (2) - 104 Westcliff Road, Weston, Massachusetts 02193. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

     EDWARD H. MEYER (71) - Director (2) - 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors, Inc. and Harman International Industries, Inc.

     JACK B. SUNDERLAND (69) - Director (2) - P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

     J. THOMAS TOUCHTON (59) - Director (2) - Suite 3405, One Tampa City Center, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

     FRED G. WEISS (56) - Director (2) - 5141 Via de Amalfi Drive, Boca Raton, Florida 33496. Managing Director of FGW Associates since 1997; Vice President, Planning Investment, and Development of Warner Lambert Co. from 1979 to 1997; Director of Noven Corporation (a pharmaceutical company) since 1997.

     TERRY K. GLENN (57) - Executive Vice President (1)(2) - Executive Vice President of the Investment Adviser and FAM since 1983; President of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988.

     NORMAN R. HARVEY (64) - Senior Vice President (1)(2) - Senior Vice President of the Investment Adviser and FAM since 1982; Senior Vice President of Princeton Services since 1993.

     KURT V. SCHANSINGER (38) - Senior Vice President (1) - First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1996 to 1997; Prior thereto, Senior Vice President of Oppenheimer Capital L.P.

     WALTER CUJE (39) - Vice President (1) - Director of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1991 to 1997.


     GERALD M. RICHARD (49) - Treasurer (1)(2) - Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

     DONALD C. BURKE (38) - Vice President (1)(2) - First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.

     THOMAS D. JONES, III (33) - Secretary (1)(2) - Vice President of the Investment Adviser since 1998; Attorney with the Investment Adviser since 1992.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director or officer of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.

     At May 31, 1998, the Directors and officers of the Fund as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding Common Stock of ML & Co.

Compensation of Directors

     The Investment Adviser pays all compensation of officers and employees of the Fund and all Directors of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. Each unaffiliated Director (each a "non-interested Director") is paid an annual fee of $3,500 by the Fund for serving as a Director plus a fee of $500 for each meeting of the Board which he or she attends. The Fund also pays each member of the Audit and Nominating Committee of the Board of Directors (the "Committee"), which consists of all of the unaffiliated Directors, an annual fee of $2,500. The Chairman of the Committee receives an additional $1,000 annually. The Fund reimburses each unaffiliated Director for his or her actual out-of-pocket expenses relating to attendance at Board and Committee meetings. Fees and expenses paid to the Directors aggregated $47,273 for the fiscal year ended March 31, 1998.

     The following table sets forth, for the fiscal year ended March 31, 1998, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Directors.



                                                                              Total
                                                       Pension or          Compensation
                                                       Retirement         from Fund and
                                     Aggregate      Benefits Accrued     MLAM/FAM Advised
                                   Compensation        as Part of         Funds Paid to
Name of Trustee                      from Fund        Fund Expenses         Directors
===============================   ==============   ==================   =================
Donald Cecil(1) ...............       $9,000              None               $275,850
M. Colyer Crum(1) .............       $8,000              None               $115,600
Edward H. Meyer(1) ............       $8,000              None               $222,100
Jack B. Sunderland(1) .........       $8,000              None               $132,600
J. Thomas Touchton(1) .........       $8,000              None               $132,600
Fred G. Weiss(1)(2) ...........       $6,000              None               $      -

--------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (33 registered investment companies consisting of 33 portfolios), Mr. Crum (15 registered investment companies consisting of 15 portfolios), Mr. Meyer (33 registered investment companies consisting of 33 portfolios), Mr. Sunderland (18 registered investment companies consisting of 30 portfolios), Mr. Touchton (18 registered investment companies consisting of 30 portfolios) and Mr. Weiss (15 registered investment companies consisting of 15 portfolios).
(2) Mr. Weiss was elected a Director of the Fund on February 3, 1998.




Management and Advisory Arrangements

     Reference is made to "Management of the Fund - Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.


     Pursuant to the investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), the Fund pays the Investment Adviser a monthly fee based on the average daily value of the Fund's net assets at the annual rates of: 0.50% of that portion of the average daily net assets not exceeding $250 million; 0.45% of that portion of the average daily net assets exceeding $250 million but not exceeding $300 million; 0.425% of that portion of the average daily net assets exceeding $300 million but not exceeding $400 million; and 0.40% of that portion of the average daily net assets exceeding $400 million. For the fiscal years ended March 31, 1996, 1997 and 1998, the advisory fees paid by the Fund to the Investment Adviser totaled $31,428,894, $37,585,806 and $41,894,654, respectively.

     The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for the Fund who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Securities held by the Fund also may be held by or be appropriate investments for other funds for which the Investment Adviser or FAM acts as an adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which the Investment Adviser or FAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

     The Investment Adviser provides the investment advisory services and pays all of the officers and employees of the Fund, as well as all fees for Directors of the Fund who are connected with the Investment Adviser, the Distributor, Merrill Lynch or ML & Co. The Investment Adviser also provides all office space, facilities, equipment and necessary personnel for portfolio management of the Fund. The Investment Adviser bears the expense of calculating the Fund's net asset value.

     The Fund pays all other expenses incurred, except for some expenses incurred by the Distributor, in the operation of the Fund including, among others, taxes, expenses for legal and auditing services, costs of printing proxies and stock certificates, charges of the custodian and transfer agent, expenses of redemption, brokerage costs, Commission fees and all expenses of shareholders' and Directors' meetings and certain of the expenses of printing prospectuses, statements of additional information and reports to shareholders. Accounting services are provided for the Fund by the Investment Adviser. The Distributor will pay the promotional expenses incurred in connection with the offering of shares of the Fund. See "Purchase of Shares - Distribution Plans".

     As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. For the fiscal year ended March 31, 1998, the Investment Adviser paid no fees to MLAM U.K. pursuant to this arrangement.

     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or its power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement and the Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or a majority of the voting securities and (b) by a majority of Directors who are neither parties to such contract nor interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.


                              PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing (SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services - Exchange Privilege."

     The Merrill Lynch Select Pricing (SM) System is used by more than 50 registered investment companies mutual funds advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM which utilize the Merrill Lynch Select Pricing (SM) System are referred to herein as "MLAM-advised mutual funds."

     The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, the statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.


Initial Sales Charge Alternatives - Class A and Class D Shares


     For the fiscal years ended March 31, 1996, 1997 and 1998 the gross sales charges for the sale of Class A shares of the Fund were $1,218,807, $621,183 and $553,366, respectively, of which $81,332, $41,749 and $43,411, respectively were received by the Distributor and $1,167,475, $579,434 and $509,945, respectively were received by Merrill Lynch. For such periods the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal years ended March 31, 1996, 1997 and 1998 the gross sales charges for the sale of Class D shares of the Fund were $3,786,103, $2,108,587 and $2,040,769, respectively, of which $247,249, $144,815 and $137,456, respectively were received by the Distributor and $3,538,854, $1,963,772, and $1,903,313,
respectively were received by Merrill Lynch. The Distributor received CDSCs which were de minimus for the fiscal year ended March 31, 1996 and $1,986 and $986 for the fiscal years ended March 31, 1997 and 1998, respectively, with respect to redemptions within one year after purchase of Class D shares purchased subject to front-end sales charge waivers. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage."

     The term "purchase" as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purchase other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


Reduced Initial Sales Charges

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund, or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant, recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     Merrill Lynch Blueprint (SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint (SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A and Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint (SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing (SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A or Class D shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met: first, the sale of the closed-end fund shares must be made through Merrill Lynch and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares; second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering; third, the closed-end fund shares must have been continuously maintained in a Merrill
Lynch securities account; and fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes the Investment Adviser, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund also are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of the other mutual fund and such shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual fund and such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     TMA (SM) Managed Trusts. Class A shares are offered to TMA (SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Employee Access (SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access (SM) Accounts available through qualified authorized employers. The initial minimum for such accounts is $500 except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares of the Fund at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately eight years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans.

     Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


Distribution Plans

     Reference is made to "Purchase of Shares - Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.


Limitations on the Payment of Deferred Sales Charges

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of March 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum.

              Data Calculated as of March 31, 1998 (in Thousands)

                                                                            Allowable
                                                               Aggregate   Interest on
                                              Eligible Gross     Sales        Unpaid
                                                 Sales(1)       Charges     Balance(2)
                                             ================ =========== =============
Class B, for the period October 21, 1998
 (commencement of operations) to
 March 31, 1998:
Under NASD Rule as Adopted .................    $5,982,406     $373,900      $97,610
Under Distributor's Voluntary Waiver .......    $5,982,406     $373,900      $29,912
Class C, for the period October 21, 1994
 (commencement of operations) to
 March 31, 1998:
Under NASD Rule as Adopted .................    $  544,707     $ 34,044      $ 5,145



                                                                                          Annual
                                                                                       Distribution
                                                              Amounts                     Fee at
                                               Maximum      Previously     Aggregate     Current
                                                Amount        Paid to        Unpaid     Net Asset
                                               Payable    Distributor(3)    Balance      Level(4)
                                             =========== ================ =========== =============
Class B, for the period October 21, 1998
 (commencement of operations) to
 March 31, 1998:
Under NASD Rule as Adopted .................  $471,510       $217,792      $253,718      $44,540
Under Distributor's Voluntary Waiver .......  $403,812       $217,792      $186,020      $44,540
Class C, for the period October 21, 1994
 (commencement of operations) to
 March 31, 1998:
Under NASD Rule as Adopted .................  $ 39,189       $  6,692      $ 32,497      $ 3,846

--------
(1) Purchase price of all eligible Class B or eligible Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA (SM)) program (the "MFA program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program. See "Purchase of Shares - Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.




                             REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to receive payment with respect to any redemption of shares may be suspended by the Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
(3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.


     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on market value of the securities held by the Fund at any such time.

Deferred Sales Charge - Class B and Class C Shares


     As discussed in the Prospectus under "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares", while Class B shares redeemed within four years are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended March 31, 1996, 1997 and 1998, the Distributor received CDSCs of $4,025,586, $6,950,823 and $5,994,029, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor with respect to redemptions of Class B shares during the fiscal years ended December 31, 1996, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal years ended March 31, 1996, 1997 and 1998, the Distributor received CDSCs of $75,917, $202,197 and $91,818, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     Merrill Lynch Blueprint (SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint (SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for making the Fund's portfolio decisions and placing the Fund's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction, and difficulty of execution. Where practicable, the Investment Adviser surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund the best price and execution or other services which are of benefit to the Fund. Merrill Lynch has advised the Fund that, in transactions with Merrill Lynch, the Fund receives a commission rate at least as favorable as the rate Merrill Lynch charges its other customers in similar transactions. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.


     For the fiscal year ended March 31, 1998, the Fund paid brokerage commissions of $5,117,527 of which $279,047, or 5.45% was paid to Merrill Lynch for effecting 6.88% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended March 31, 1997, the Fund paid brokerage commissions of $7,059,982 of which $456,609, or 6.5% was paid to Merrill Lynch for effecting 6.4% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended March 31, 1996, the Fund paid brokerage commissions of $9,059,719 of which $525,422, or 5.8%, was paid to Merrill Lynch for effecting 4.9% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.


     The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Investment Adviser (including Merrill Lynch) may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. If in the judgment of the Investment Adviser the Fund will be benefitted by supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Investment Adviser may use such information in servicing its other accounts.

     The Fund invests in securities traded in the over-the-counter ("OTC") market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch, will not serve as the Fund's dealer in such transactions. See "Investment Objective and Policies - Investment Restrictions". However, affiliated persons of the Fund may serve as its broker in OTC transactions conducted on an agency basis.

     The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the advisory fee payable by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board made a determination not to seek such recapture. The Board will reconsider this matter from time to time. The Investment Adviser has arranged for the Fund's custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage, unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement of the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on the floor of any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.


                       DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is computed once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected, but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.


                             SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Fund's shares through Blueprint. Certain of these services are available only to U.S. investors. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.


Investment Account


     Each shareholder whose account is maintained at Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. The statements also will show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases, the reinvestment of ordinary income dividends and capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.


     Share certificates are issued only for full shares and only on the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Automatic Investment Plans

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.


Automatic Reinvestment of Dividends and Capital Gains Distributions


     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the ex-dividend date of such dividend or distribution. Shareholders may elect in writing to receive either their ordinary income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date (provided that, in the event that a payment in an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares).

     Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained by Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if the shareholder's account is maintained by the Transfer Agent that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Systematic Withdrawal Plans

     A shareholder may elect to make withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. A withdrawal may be a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R)
Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R)
Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as the Class B or Class C shares are otherwise redeemed. See "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares - Contingent Deferred Sales Charges - Class B Shares" and " - Contingent Deferred Sales Charges - Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares
- Deferred Sales Charge Alternatives - Class B and Class C Shares - Conversion of Class B Shares to Class D Shares" in the Prospectus.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all

Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to a shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R)
Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption
Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares - Contingent Deferred Sales Charges - Class B Shares" and " - Contingent Deferred Sales Charges - Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares is an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares
- Deferred Sales Charge Alternatives - Class B and Class C Shares - Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.


Retirement Plans

     Individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans. Investors considering participation in any retirement plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.



Exchange Privilege

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing (SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares.

     For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A and Class D shares on which the dividend was paid. Based on this formula, Class A or Class D shares generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to that Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Special Value Fund Class B shares for more than five years.

     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC, or with respect to the Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds, with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed exchange application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund intends to distribute all of its net investment income, if any. Dividends from such net investment income will be paid semi-annually. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Shareholder Services - Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".


Taxes

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations, and in unrated securities ("high yield/high risk securities"), as previously described. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.


Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code
Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options.


Special Rules for Certain Foreign Currency Transactions


     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.


     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year generally would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


                               PERFORMANCE DATA

     From time to time, the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with the formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                       Class A Shares                 Class B Shares
                               ============================== ==============================
                                  Expressed      Redeemable      Expressed      Redeemable
                                    as a         value of a        as a         value of a
                                 percentage     hypothetical    percentage     hypothetical
                                 based on a        $1,000       based on a        $1,000
                                hypothetical   investment at   hypothetical   investment at
                                   $1,000        the end of       $1,000        the end of
            Period               investment      the period     investment      the period
============================== ============== =============== ============== ===============
                                                Average Annual Total Return
                                       (including maximum applicable sales charges)
One Year Ending March 31,
 1998 ........................ 23.85%         $ 1,238.50      25.38%         $ 1,253.80
Five Years Ending March 31,
 1998 ........................ 15.22%         $ 2,030.40      15.29%         $ 2,036.80
Ten Years Ending March 31,
 1998 ........................ 14.29%         $ 3,803.80
Inception (October 21, 1988)
 to March 31, 1998* ..........                                13.74%         $ 3,370.70
Inception (October 21, 1994)
 to March 31, 1998** .........



                                       Class C Shares                Class D Shares
                               ============================== =============================
                                  Expressed      Redeemable      Expressed     Redeemable
                                    as a         value of a        as a        value of a
                                 percentage     hypothetical    percentage    hypothetical
                                 based on a        $1,000       based on a       $1,000
                                hypothetical   investment at   hypothetical   investment at
                                   $1,000        the end of       $1,000       the end of
            Period               investment      the period     investment     the period
============================== ============== =============== ============== ==============
                                               Average Annual Total Return
                                       (including maximum applicable sales charges)
One Year Ending March 31,
 1998 ........................      28.40%      $ 1,284.00         23.55%      $ 1,235.50
Five Years Ending March 31,
 1998 ........................
Ten Years Ending March 31,
 1998 ........................
Inception (October 21, 1988)
 to March 31, 1998* ..........
Inception (October 21, 1994)
 to March 31, 1998** .........      20.23%      $ 1,885.40         19.29%      $ 1,834.70

                  Class A Shares                 Class B Shares                 Class C Shares                Class D Shares
          ============================== ============================== ============================== =============================
             Expressed      Redeemable      Expressed      Redeemable      Expressed      Redeemable      Expressed     Redeemable
               as a         value of a        as a         value of a        as a         value of a        as a        value of a
            percentage     hypothetical    percentage     hypothetical    percentage     hypothetical    percentage    hypothetical
            based on a        $1,000       based on a        $1,000       based on a        $1,000       based on a       $1,000
           hypothetical   investment at   hypothetical   investment at   hypothetical   investment at   hypothetical   investment at
              $1,000        the end of       $1,000        the end of       $1,000        the end of       $1,000       the end of
            investment      the period     investment      the period     investment      the period     investment     the period
          ============== =============== ============== =============== ============== =============== ============== ==============

                                                                   Annual Total Return
                                                      (excluding maximum applicable sales charges)


 Year Ended
  March 31,
=============
 1998 .......  30.71%       $ 1,307.10       29.38%       $ 1,293.80       29.40%        $ 1,294.00        30.40%        $ 1,304.00
 1997 .......  12.62%       $ 1,126.20       11.48%       $ 1,114.80       11.45%        $ 1,114.50        12.34%        $ 1,123.40
 1996 .......  24.50%       $ 1,245.00       23.22%       $ 1,232.20       23.25%        $ 1,232.50        24.21%        $ 1,242.10
 1995 .......  10.95%       $ 1,109.50        9.81%       $ 1,098.10
 1994 .......   5.39%       $ 1,053.90        4.36%       $ 1,043.60
 1993 .......  11.33%       $ 1,113.30       10.16%       $ 1,101.60
 1992 .......  12.96%       $ 1,129.60       11.81%       $ 1,118.10
 1991 .......  15.17%       $ 1,151.70       14.03%       $ 1,140.30
 1990 .......  14.04%       $ 1,140.40       12.84%       $ 1,128.40
 1989 .......  13.42%       $ 1,134.20
 1988 .......  (1.69)%      $   983.10
 1987 .......  18.44%       $ 1,184.40
 1986 .......  36.77%       $ 1,367.70
 1985 .......  23.16%       $ 1,231.60
 1984 .......  11.81%       $ 1,118.10
 1983 .......  31.97%       $ 1,319.70
 1982 .......  (2.59)%      $   974.10
 1981 .......  45.55%       $ 1,455.50
 1980 .......   9.69%       $ 1,096.90
 1979 .......  24.89%       $ 1,248.90
 1978 .......   0.72%       $ 1,007.20
 1977 .......  (9.47)%      $   905.30
 1976 .......  19.93%       $ 1,199.30
 1975 .......  (2.42)%      $   975.80

                               Class A Shares                 Class B Shares
                       ============================== ==============================
                          Expressed      Redeemable      Expressed      Redeemable
                            as a         value of a        as a         value of a
                         percentage     hypothetical    percentage     hypothetical
                         based on a        $1,000       based on a        $1,000
                        hypothetical   investment at   hypothetical   investment at
                           $1,000        the end of       $1,000        the end of
        Period           investment      the period     investment      the period
====================== ============== =============== ============== ===============
Inception (November 8,
 1973) to March 31,
 1974 ................ (4.60)%        $ 954.00
Inception (October 21,
 1988) to March 31,
 1989* ...............                                4.42%          $ 1,044.20
Inception (October 21,
 1994) to March 31,
 1995** ..............



                               Class C Shares                Class D Shares
                       ============================== =============================
                          Expressed      Redeemable      Expressed     Redeemable
                            as a         value of a        as a        value of a
                         percentage     hypothetical    percentage    hypothetical
                         based on a        $1,000       based on a       $1,000
                        hypothetical   investment at   hypothetical   investment at
                           $1,000        the end of       $1,000       the end of
        Period           investment      the period     investment     the period
====================== ============== =============== ============== ==============
Inception (November 8,
 1973) to March 31,
 1974 ................
Inception (October 21,
 1988) to March 31,
 1989* ...............
Inception (October 21,
 1994) to March 31,
 1995** ..............       6.07%      $ 1,060.70          6.42%      $ 1,064.20

                                     Class A Shares                 Class B Shares
                             ============================== ==============================
                                Expressed      Redeemable      Expressed      Redeemable
                                  as a         value of a        as a         value of a
                               percentage     hypothetical    percentage     hypothetical
                               based on a        $1,000       based on a        $1,000
                              hypothetical   investment at   hypothetical   investment at
                                 $1,000        the end of       $1,000        the end of
                               investment      the period     investment      the period
                             ============== =============== ============== ===============




                                         Aggregate Total Return
                               (including maximum applicable sales charges)
Inception (November 8, 1973)
 to March 31, 1998 ........... 2,076.85%      $ 21,768.50
Inception (October 21, 1988)
 to March 31, 1998* ..........                                 237.07%      $ 3,370.70
Inception (October 21, 1994)
 to March 31, 1998** .........



                                                      Aggregate Total Return
                                           (including maximum applicable sales charges)

                                        Class C Shares                Class D Shares
                                 ============================== =============================
                                    Expressed      Redeemable      Expressed     Redeemable
                                     as a         value of a        as a        value of a
                                   percentage     hypothetical    percentage    hypothetical
                                   based on a        $1,000       based on a       $1,000
                                  hypothetical   investment at   hypothetical   investment at
                                    $1,000        the end of       $1,000       the end of
                                  investment      the period     investment     the period
                                 ============== =============== ============== ==============

Inception (November 8, 1973)
 to March 31, 1998 ...........
Inception (October 21, 1988)
 to March 31, 1998* ..........
Inception (October 21, 1994)
 to March 31, 1998** .........         88.54%    $ 1,885.40       83.47%    $ 1,834.70

--------
* Information as to Class B shares is presented only for the period October 21, 1988 to March 31, 1998. Prior to October 21, 1988, no Class B shares were publicly issued.
** Information as to Class C and Class D shares is presented only for the period October 21, 1994 to March 31, 1998. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.



     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charge or the waiver of CDSCs, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

Description of Shares

     The Fund was organized as a Maryland corporation on July 29, 1987 and is the successor to a fund that was organized in Delaware under the name Lionel D. Edie Capital Fund, Inc. in September 1973, and changed its name to Merrill Lynch Capital Fund, Inc. in June 1976. The authorized capital stock of the Fund consists of 1,200,000,000 shares of Common Stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class B each consists of 400,000,000 shares and Class C and Class D each consists of 200,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.


Computation of Offering Price per Share

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of March 31, 1998, is set forth below:



                                                                 Class A
                                                           ===================
Net Assets ...............................................   $ 4,155,677,231
                                                             ===============
Number of Shares Outstanding .............................       110,643,239
                                                             ===============
Net Asset Value per Share (net assets divided by number of
 shares outstanding) .....................................   $         37.56
Sales Charge for Class A and Class D
 Shares: 5.25% of offering price (5.54% of net amount
 invested*) ..............................................              2.08
                                                             ---------------
Offering Price ...........................................   $         39.64
                                                             ===============



                                                                 Class B            Class C            Class D
                                                           =================== ================= ===================
Net Assets ...............................................   $ 5,938,708,616     $ 512,782,732     $ 1,280,316,815
                                                             ===============     =============     ===============
Number of Shares Outstanding .............................       161,887,699        14,124,050          34,155,217
                                                             ===============     =============     ===============
Net Asset Value per Share (net assets divided by number of
 shares outstanding) .....................................   $         36.68     $       36.31     $         37.49
Sales Charge for Class A and Class D
 Shares: 5.25% of offering price (5.54% of net amount
 invested*) ..............................................                 **                **               2.08
                                                             ----------------    --------------    ---------------
Offering Price ...........................................   $         36.68     $       36.31     $         39.57
                                                             ===============     =============     ===============

--------
* Rounded to the nearest one-hundredth percent; assumes the maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares" in the Prospectus and "Redemption of Shares - Deferred Sales Charges - Class B and Class C Shares" herein.




Independent Auditors

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


Custodian

     The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as custodian of the Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.


Transfer Agent

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.


Reports to Shareholders

     The fiscal year of the Fund ends on March 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.


Additional Information

     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on May 31, 1998.

          APPENDIX A: Ratings of Debt Securities and Preferred Stock

Description of Corporate Debt Ratings of Moody's Investors Service, Inc.
         ("Moody's")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody's Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      - Leading market positions in well-established industries.

      - High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, in assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.


Description of Moody's Preferred Stock Ratings

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols presented below are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:

"aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa" An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


"caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Description of Corporate Debt Ratings of Standard & Poor's Ratings Services ("S&P")

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest payments and principal repayments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Plus (+) or minus (-):

     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

L The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

p The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.     Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


Description of S&P's Commercial Paper Ratings


     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


     A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


Description of S&P's Preferred Stock Ratings

     An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

I. Likelihood of payment capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.      Nature of, and provisions of, the issue.

III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB       Preferred stock rated "BB", "B", and "CCC" are regarded, on balance,
B        as predominately speculative with respect to the issuer's capacity to
CCC pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C        A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


Plus (+) or minus (-):

     To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Capital Fund, Inc. as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Capital Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1998

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

SCHEDULE OF INVESTMENTS

                       Shares                                                                   Value      Percent of
Industries              Held                   Common Stocks                     Cost         (Note 1a)    Net Assets
---------------------------------------------------------------------------------------------------------------------
Aerospace             2,400,000   Boeing Co. (The)                          $ 116,958,469  $ 125,100,000       1.0%
                        815,000   Lockheed Martin Corporation                  69,418,145     91,687,500       0.8
                                                                              186,376,614    216,787,500       1.8
---------------------------------------------------------------------------------------------------------------------
Apparel               2,500,000++ Fruit of the Loom, Inc. (Class A)            70,546,151     76,562,500       0.6
---------------------------------------------------------------------------------------------------------------------
Appliances &          2,750,000   Sunbeam Corporation                         113,382,466    121,171,875       1.0
Furniture
---------------------------------------------------------------------------------------------------------------------
Automobile Parts      1,850,000   Federal-Mogul Corp.                          77,609,094     98,396,875       0.8
---------------------------------------------------------------------------------------------------------------------
Automotive            1,000,000   General Motors Corp.                         44,944,948     67,437,500       0.6
---------------------------------------------------------------------------------------------------------------------
Banking               1,000,000   Chase Manhattan Corporation (The)            81,222,073    134,875,000       1.1
---------------------------------------------------------------------------------------------------------------------
Building Materials    2,000,000++ American Standard Companies, Inc.            93,322,961     91,750,000       0.8
                      2,400,000   Masco Corporation                            75,254,389    142,800,000       1.2
                                                                            -------------  -------------    ---------
                                                                              168,577,350    234,550,000       2.0
---------------------------------------------------------------------------------------------------------------------
Capital Goods         1,650,000   United Dominion Industries, Ltd.             38,856,970     53,521,875       0.5

Chemicals             1,600,000   du Pont (E.I.) de Nemours and Co.            74,606,947    108,800,000       0.9
                      2,000,000   Imperial Chemical Industries PLC (ADR)*     100,317,691    143,750,000       1.2
                                                                            -------------  -------------    ---------
                                                                              174,924,638    252,550,000       2.1
---------------------------------------------------------------------------------------------------------------------
Communications          600,000++ Cisco Systems, Inc.                          18,761,482     41,025,000       0.3
Equipment
---------------------------------------------------------------------------------------------------------------------
Computer Software     1,500,000   Computer Associates International, Inc.      44,432,476     86,625,000       0.7
---------------------------------------------------------------------------------------------------------------------
Consumer Electronics    400,000   Nintendo Corp. Ltd.                          28,474,285     34,565,675       0.3
---------------------------------------------------------------------------------------------------------------------
Diversified           1,100,000   Corning, Inc.                                43,667,986     48,675,000       0.4
Companies               310,000   GenCorp Inc.                                  9,173,452      9,532,500       0.1
                      1,200,000   Rockwell International Corporation           68,537,356     68,850,000       0.6
                      2,500,000   Tenneco, Inc.                               102,219,111    106,718,750       0.9
                     10,000,000   Tomkins PLC                                  44,821,118     60,964,500       0.5
                      2,000,000   United Technologies Corp.                    63,643,951    184,625,000       1.6
                      1,750,000   Varian Associates, Inc. (a)                  93,141,060     96,906,250       0.8
                                                                            -------------  -------------    ---------
                                                                              425,204,034    576,272,000       4.9
---------------------------------------------------------------------------------------------------------------------
Drug Stores           4,300,000   Rite Aid Corp.                               68,282,570    147,275,000       1.2
---------------------------------------------------------------------------------------------------------------------
Electrical Equipment  1,500,000   Belden Inc. (a)                              47,721,621     62,812,500       0.5
                      1,500,000   General Electric Co.                         38,165,328    129,281,250       1.1
                      1,000,000   Philips Electronics N.V.
                                    (NY Registered Shares)                     70,415,130     73,437,500       0.6
                                                                            -------------  -------------    ---------
                                                                              156,302,079    265,531,250       2.2
---------------------------------------------------------------------------------------------------------------------
Electronic            1,500,000   Avnet, Inc.                                  83,947,762     86,343,750       0.7
Components
---------------------------------------------------------------------------------------------------------------------
Financial Services    2,000,000   Federal National Mortgage Association        52,392,099    126,500,000       1.1
                      1,000,000   Transamerica Corporation                     76,009,264    116,500,000       1.0
                                                                            -------------  -------------    ---------
                                                                              128,401,363    243,000,000       2.1
---------------------------------------------------------------------------------------------------------------------
Food & Beverage       2,500,000   Diageo PLC (ADR)*                            96,190,207    121,406,250       1.0
---------------------------------------------------------------------------------------------------------------------
Foods/Food               75,000   Nestle S.A. (Registered)                     78,575,411    143,535,247       1.2
Processing
---------------------------------------------------------------------------------------------------------------------

                                       46

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                       Shares                                                                   Value      Percent of
Industries              Held                   Common Stocks                     Cost         (Note 1a)    Net Assets
---------------------------------------------------------------------------------------------------------------------
Footwear              1,625,000   Nike, Inc. (Class B)                       $ 76,992,273   $ 71,906,250       0.6%
                      8,000,000   Yue Yuen Industrial (Holdings Limited)       10,727,086     15,591,120       0.1
                                                                            -------------  -------------    ---------
                                                                               87,719,359     87,497,370       0.7
---------------------------------------------------------------------------------------------------------------------
Hospital Management   3,600,000++ Tenet Healthcare Corp.                       52,634,362    130,725,000       1.1
---------------------------------------------------------------------------------------------------------------------
Hotels & Casinos      1,800,000++ Sun International Hotels Ltd.                68,687,868     85,275,000       0.7
---------------------------------------------------------------------------------------------------------------------
Information Systems   3,500,000   Reynolds & Reynolds Company (Class A)        70,124,940     76,562,500       0.7
---------------------------------------------------------------------------------------------------------------------
Insurance             2,300,000   Allstate Corporation                         69,292,895    211,456,250       1.8
                      1,000,000   American International Group, Inc.           46,545,446    125,937,500       1.1
                      1,800,000   Berkley (W.R.) Corporation (a)               62,155,679     85,275,000       0.7
                      1,900,000   EXEL Ltd.                                    41,181,437    147,250,000       1.2
                      2,000,000   Fremont General Corp. (a)                    33,362,385    117,625,000       1.0
                      2,200,000   Horace Mann Educators Corp.                  34,550,993     77,275,000       0.6
                      2,000,000   Penncorp Financial Group, Inc. (a)           62,850,797     57,750,000       0.5
                      4,000,000   Provident Companies, Inc.                    79,650,937    137,250,000       1.2
                      1,800,000   TIG Holdings, Inc.                           54,108,848     47,362,500       0.4
                      4,500,000   Travelers Group, Inc.                        39,986,618    270,000,000       2.3
                                                                            -------------  -------------    ---------
                                                                              523,686,035  1,277,181,250      10.8
---------------------------------------------------------------------------------------------------------------------
Iron & Steel          1,600,000   Birmingham Steel Corp. (a)                   28,005,214     26,200,000       0.2
---------------------------------------------------------------------------------------------------------------------
Leisure/Hotels        2,200,000   Carnival Corp. (Class A)                     57,830,550    153,450,000       1.3
                      3,000,000++ Harrah's Entertainment, Inc.                 55,543,541     73,687,500       0.6
                                                                            -------------  -------------    ---------
                                                                              113,374,091    227,137,500       1.9
---------------------------------------------------------------------------------------------------------------------
Machinery & Machine     750,000++ SPX Corp. (a)                                44,070,962     57,234,375       0.5
Tools
---------------------------------------------------------------------------------------------------------------------
Natural Gas           1,650,000   Coastal Corp.                                66,552,668    107,456,250       0.9
Suppliers             1,300,000   El Paso Natural Gas Co.                      56,192,288     91,731,250       0.8
                      8,290,000   Williams Companies, Inc.                     74,032,333    265,280,000       2.2
                                                                            -------------  -------------    ---------
                                                                              196,777,289    464,467,500       3.9
---------------------------------------------------------------------------------------------------------------------
Oil Field Equipment     210,000   McCormick & Company, Inc.                     6,699,376      6,772,500       0.1
---------------------------------------------------------------------------------------------------------------------
Oil --  Integrated    1,100,000   Ente Nazionale Idrocarburi S.p.A.
                                    (ENI) (ADR)                               *54,064,994     74,525,000       0.6
                      1,100,000   TOTAL S.A.(ADR)*                             36,453,868     66,068,750       0.6
                      2,500,000   Unocal Corporation                           95,486,005     96,718,750       0.8
                      5,000,000   Yacimientos Petroliferos
                                  Fiscales S.A. (YPF) (ADR)*                   95,920,616    170,000,000       1.4
                                                                            -------------  -------------    ---------
                                                                              281,925,483    407,312,500       3.4
---------------------------------------------------------------------------------------------------------------------
Oil --  Service       2,500,000   Dresser Industries, Inc.                     69,699,584    120,156,250       1.0
---------------------------------------------------------------------------------------------------------------------
Paper & Forest        1,900,000   Kimberly-Clark Corp.                         95,282,857     95,237,500       0.8
Products                800,000   Temple-Inland, Inc.                          36,743,614     49,700,000       0.4
                      1,641,500   Weyerhaeuser Co.                             74,855,268     92,744,750       0.8
                                                                            -------------  -------------    ---------
                                                                              206,881,739    237,682,250       2.0
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals       2,000,000   Glaxo Wellcome PLC (ADR)*                    54,175,864    108,250,000       0.9
                         50,000   Novartis AG (Registered)                     61,610,822     88,627,554       0.8
                                                                            -------------  -------------    ---------
                                                                              115,786,686    196,877,554       1.7
---------------------------------------------------------------------------------------------------------------------

                                       47

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                       Shares                                                                   Value      Percent of
Industries              Held                   Common Stocks                     Cost         (Note 1a)    Net Assets
---------------------------------------------------------------------------------------------------------------------
Railroads             4,900,000   Kansas City Southern Industries, Inc.      $ 74,694,146  $ 215,600,000       1.8%
                      1,925,000   Union Pacific Corporation                   117,418,836    108,160,938       0.9
                                                                            -------------  -------------    ---------
                                                                              192,112,982    323,760,938       2.7
---------------------------------------------------------------------------------------------------------------------
Real Estate           1,000,000   CarrAmerica Realty Corp.                     26,832,805     30,000,000       0.3
Investment Trusts     2,600,000   Patriot American Hospitality, Inc.           69,867,303     70,200,000       0.6
                      1,000,000   Walden Residential Properties, Inc. (a)      20,679,751     25,250,000       0.2
                                                                            -------------  -------------    ---------
                                                                              117,379,859    125,450,000       1.1
---------------------------------------------------------------------------------------------------------------------
Restaurants           2,000,000   McDonald's Corporation                       98,086,085    120,000,000       1.0
---------------------------------------------------------------------------------------------------------------------
Retail Trade            250,000   Sears, Roebuck and Co.                       11,748,382     14,359,375       0.1
                      3,000,000   Wal-Mart Stores, Inc.                        73,541,970    152,437,500       1.3
                                                                            -------------  -------------    ---------
                                                                               85,290,352    166,796,875       1.4
---------------------------------------------------------------------------------------------------------------------
Semiconductors          900,000   Motorola, Inc.                               51,015,893     54,562,500       0.5
---------------------------------------------------------------------------------------------------------------------
Telecommunications    2,000,000   Frontier Corporation                         55,148,100     65,125,000       0.5
                        600,000   Telecomunicacoes Brasileiras S.A. --
                                  Telebras (ADR)*                              51,096,291     77,887,500       0.7
                                                                            -------------  -------------    ---------
                                                                              106,244,391    143,012,500       1.2
---------------------------------------------------------------------------------------------------------------------
Tires & Rubber        2,500,000   Goodyear Tire & Rubber Co. (The)             98,262,526    189,375,000       1.6
---------------------------------------------------------------------------------------------------------------------
                                  Total Common Stocks                       4,699,477,049  7,525,471,659      63.3
---------------------------------------------------------------------------------------------------------------------
                        Face
                       Amount                 Corporate Bonds
---------------------------------------------------------------------------------------------------------------------
Aerospace          $ 12,500,000   Boeing Co. (The), 6.44% due 12/20/2004       12,560,000     12,546,875       0.1
---------------------------------------------------------------------------------------------------------------------
Automotive                        Hertz Corp.:
                     10,000,000     7% due 5/01/2002                           10,305,500     10,179,800       0.1
                     25,000,000     6.70% due 6/15/2002                        24,815,300     25,203,500       0.2
                     13,000,000     6% due 1/15/2003                           12,891,670     12,733,630       0.1
                     20,000,000   Hyundai Motor Co., Ltd., 7.60%
                                     due 7/15/2007+++                          19,916,100     15,000,000       0.1
                                                                            -------------  -------------    ---------
                                                                               67,928,570     63,116,930       0.5
---------------------------------------------------------------------------------------------------------------------
Banking              30,000,000   Banco Nacional de Commercio Exterior SNC,
                                  Global Bonds, 7.25% due 2/02/2004            28,187,700     28,650,000       0.2
                     13,600,000   Banco Rio de la Plata, 8.75% due 12/15/2003  13,751,700     13,974,000       0.1
                     29,000,000   Bank of Boston Corp., 6.625% due 12/01/2005  27,575,520     29,323,930       0.2
                                  BankAmerica Corp.:
                     15,000,000     6.875% due 6/01/2003                       14,149,050     15,378,300       0.1
                     30,000,000     6.75% due 9/15/2005                        29,591,750     30,637,800       0.3
                                  Chase Manhattan Corporation (The):
                     15,000,000     6.50% due 8/01/2005                        14,552,850     15,053,550       0.1
                     15,000,000     6.25% due 1/15/2006                        13,892,250     14,849,400       0.1
                     20,000,000   First Security Corp., 7% due 7/15/2005       19,803,850     20,662,060       0.2
                     30,000,000   First Union Corp., 6.55% due 10/15/2035      29,953,350     30,504,300       0.3
`                    22,750,000   Firstbank Puerto Rico, 7.625% due 12/20/2005 22,140,802     23,363,841       0.2
                     10,000,000   Great Western Financial Corp., 6.375%
                                  due 7/01/2000                                 9,998,800     10,020,200       0.1
                                  Household Bank:
                     10,000,000     6.87% due 5/15/2001                         9,868,800     10,158,090       0.1
                     20,000,000     6.875% due 3/17/2003                       19,886,200     20,464,200       0.2
                     10,300,000     6.50% due 7/15/2003                        10,202,253     10,344,187       0.1
---------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

SCHEDULE OF INVESTMENTS (continued)


                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
---------------------------------------------------------------------------------------------------------------------
Banking                           NationsBank Corp.:
(concluded)        $ 40,000,000     5.60% due 2/07/2001                      $ 40,000,000   $ 39,533,600       0.3%
                     10,000,000     6.20% due 8/15/2003                         9,670,360     10,015,300       0.1
                     25,000,000     6.50% due 8/15/2003                        22,104,200     25,199,500       0.2
                     25,500,000   PNC Funding Corp., 6.125% due 9/01/2003      24,922,025     25,147,335       0.2
                     20,000,000   People's Bank --  Bridgeport, 7.20%
                                    due 12/01/2006                             19,956,700     20,493,400       0.2
                     26,000,000   Provident Bank, 6.375% due 1/15/2004         25,287,430     26,034,580       0.2
                                  Union Planters Corp.:
                     20,000,000     6.25% due 11/01/2003                       18,756,100     19,906,000       0.2
                     12,500,000     6.75% due 11/01/2005                       12,001,875     12,634,625       0.1
                                                                            -------------  -------------    ---------
                                                                              436,253,565    452,348,198       3.8
---------------------------------------------------------------------------------------------------------------------
Beverages            22,000,000   Coca-Cola Femsa S.A., 8.95% due 11/01/2006   21,984,595     23,224,476       0.2
                     10,000,000   Panamerican Beverages, Inc., 7.25% due
                                  7/01/2009+++                                 10,037,500      9,825,000       0.1
                                                                            -------------  -------------    ---------
                                                                               32,022,095     33,049,476       0.3
---------------------------------------------------------------------------------------------------------------------
Broadcasting         20,000,000   British Sky Broadcasting Group PLC,
                                  7.30% due 10/15/2006                         20,037,440     20,712,000       0.2

Cable                10,000,000   Comcast Cable Communications, Inc.,
                                  8.125% due 5/01/2004                          9,991,000     10,758,600       0.1

Chemicals             8,000,000   Airgas, Inc., 7.14% due 3/08/2004             8,000,000      8,331,120       0.1
                     37,000,000   Lyondell Petrochemical Company, 6.50%
                                  due 2/15/2006                                35,447,015     36,518,260       0.3
                     40,000,000   Union Carbide Corp., 6.79% due 6/01/2025     40,292,500     40,234,000       0.3
                                                                            -------------  -------------    ---------
                                                                               83,739,515     85,083,380       0.7
---------------------------------------------------------------------------------------------------------------------
Computers            15,000,000   Digital Equipment Corp., 8.625%
                                  due 11/01/2012                               17,050,650     17,254,200       0.2
---------------------------------------------------------------------------------------------------------------------
Consumer Services                 Loewen Group, Inc.:
                     16,000,000     6.70% due 10/01/1999                       15,970,340     16,067,296       0.1
                     20,000,000     8.25% due 10/15/2003+++                    20,208,132     21,242,580       0.2
                                                                            -------------  -------------    ---------
                                                                               36,178,472     37,309,876       0.3
---------------------------------------------------------------------------------------------------------------------
Electronics                       Tandy Corp.:
                     20,000,000     6.125% due 1/15/2003                       19,971,600     19,821,600       0.2
                     15,000,000     6.95% due 9/01/2007                        14,944,120     15,292,950       0.1
                                                                            -------------  -------------    ---------
                                                                               34,915,720     35,114,550       0.3
---------------------------------------------------------------------------------------------------------------------
Finance              40,000,000   Ford Motor Credit Co., 5.75% due 1/25/2001   39,596,900     39,567,600       0.3
                                  General Motors Acceptance Corp.:
                     30,000,000     6.375% due 4/04/2000                       29,932,500     30,152,940       0.2
                     55,000,000     5.625% due 2/15/2001                       54,450,000     54,331,200       0.5
                     30,000,000     6.75% due 6/10/2002                        29,520,300     30,599,400       0.3
                     15,000,000   USL Capital Corp., 5.79% due 1/23/2001       14,995,800     14,897,700       0.1
                                                                            -------------  -------------    ---------
                                                                              168,495,500    169,548,840       1.4
---------------------------------------------------------------------------------------------------------------------
Financial Leasing                 GATX Corp.:
                     25,000,000     6.875% due 11/01/2004                      24,938,000     25,338,000       0.2
                     25,000,000     6.69% due 11/30/2005                       24,984,750     25,437,000       0.2
                                  XTRA Corp.:
                     20,000,000     6.79% due 8/01/2001                        19,945,800     20,388,040       0.2
                     20,000,000     6.68% due 11/30/2001                       20,000,000     20,325,320       0.2
                                                                            -------------  -------------    ---------
                                                                               89,868,550     91,488,360       0.8
---------------------------------------------------------------------------------------------------------------------

                                       49

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

SCHEDULE OF INVESTMENTS (continued)

                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
---------------------------------------------------------------------------------------------------------------------
Financial                         Finova Capital Corp.:
Services           $ 25,000,000     6.45% due 6/01/2000                      $ 24,766,550   $ 25,160,000       0.2%
                     15,000,000     5.98% due 2/27/2001                        14,968,950     14,888,775       0.1
                     10,000,000     6.56% due 11/15/2002                       10,000,000     10,141,200       0.1
                                  McDonnell Douglas Finance Corp.:
                      7,500,000     6.78% due 12/19/2003                        7,497,525      7,610,775       0.1
                     20,000,000     6.965% due 9/12/2005                       20,049,200     20,861,360       0.2
                     35,000,000   Morgan Stanley Group, Inc., 5.75%
                                  due 2/15/2001                                34,968,150     34,703,620       0.3
                     13,000,000   Norwest Financial, Inc., 6.625%
                                  due 7/15/2004                                13,000,000     13,253,240       0.1
                                  Salomon, Inc.:
                     10,000,000     6.75% due 2/15/2003                         9,804,000     10,157,940       0.1
                      5,000,000     6.875% due 12/15/2003                       4,968,500      5,114,525       0.0
                                  Smith Barney Shearson Holdings, Inc.:
                     25,000,000     6.625% due 7/01/2002                       24,994,000     25,336,000       0.2
                     30,000,000     7% due 3/15/2004                           29,927,700     30,801,060       0.3
                                                                            -------------  -------------    ---------
                                                                              194,944,575    198,028,495       1.7
---------------------------------------------------------------------------------------------------------------------
Food & Tobacco                    Nabisco Inc.:
                     20,000,000     6.125% due 2/01/2033                       19,915,200     19,640,400       0.1
                     20,000,000     6.375% due 2/01/2035                       19,939,200     19,676,000       0.2
                                                                            -------------  -------------    ---------
                                                                               39,854,400     39,316,400       0.3
---------------------------------------------------------------------------------------------------------------------
Foreign Government   10,000,000   Province of Mendoza, 10% due 9/04/2007+++     9,931,700      9,750,000       0.1
Obligations                       Republic of Argentina:
                     45,000,000     8.75% due 7/10/2002                        43,707,500     41,428,125       0.4
                     33,360,000     Floating Rate Brady Bonds, Series L,
                                    6.6875% due 3/31/2005+                     24,661,342     30,774,600       0.3
                     40,000,000     Global Bonds, 8.375% due 12/20/2003        38,561,250     39,850,000       0.3
                     20,000,000   Republic of Colombia, Global Bonds, 7.625%
                                  due 2/15/2007                                18,825,650     18,850,000       0.2
                     15,000,000   Republic of Guatemala, 8.50%
                                  due 8/03/2007+++                             15,082,250     14,887,500       0.1
                                  Republic of Turkey+++:
                     15,000,000     9.875% due 2/23/2005                       14,853,700     15,187,500       0.1
                     40,000,000     10% due 9/19/2007                          39,980,625     40,400,000       0.3
                     50,000,000   United Mexican States, Global Bonds, 8.625%
                                  due 3/12/2008                                50,000,000     49,625,000       0.4
                                                                            -------------  -------------    ---------
                                                                              255,604,017    260,752,725       2.2
---------------------------------------------------------------------------------------------------------------------
Hospital Management  34,625,000   Medpartners, Inc., 6.875% due 9/01/2000      34,411,290     34,319,608       0.3
                     26,500,000   Tenet Healthcare Corp., 8% due 1/15/2005     26,470,375     27,228,750       0.2
                                                                            -------------  -------------    ---------
                                                                               60,881,665     61,548,358       0.5
---------------------------------------------------------------------------------------------------------------------
Industrial                        Interface, Inc.:
                      7,800,000     9.50% due 11/15/2005                        7,552,000      8,326,500       0.1
                      8,000,000     7.30% due 4/01/2008                         7,999,520      7,999,520       0.1
                     20,000,000   Reliance Industries Ltd., 8.25%              19,526,999     18,600,000       0.1
                                  due 1/15/2027+++
                     25,000,000   Triton Energy Ltd., 8.75% due 4/15/2002      25,363,000     25,865,675       0.2
                     15,000,000   United Refining Co., 10.75% due 6/15/2007    15,000,000     15,750,000       0.1
                                  Williams Holdings of Delaware, Inc.:
                     20,000,000     6.625% due 11/15/2004                      19,908,000     20,113,000       0.2
                     50,000,000     6.25% due 2/01/2006                        49,739,500     49,678,000       0.4
                                                                            -------------  -------------    ---------
                                                                              145,089,019    146,332,695       1.2
---------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
---------------------------------------------------------------------------------------------------------------------
Information                       Reynolds & Reynolds Company:
Systems            $ 10,000,000     5.875% due 3/20/2000                      $ 9,992,900    $ 9,972,400       0.1%
                     28,750,000     6.12% due 3/02/2001                        28,750,000     28,738,500       0.2
                                                                            -------------  -------------    ---------
                                                                               38,742,900     38,710,900       0.3
---------------------------------------------------------------------------------------------------------------------
Machinery            20,000,000   FMC Corp., 6.375% due 9/01/2003              18,940,800     19,680,800       0.2
                     22,500,000   Harris Corp., 6.375% due 8/15/2002           22,461,850     22,641,525       0.2
                                                                            -------------  -------------    ---------
                                                                               41,402,650     42,322,325       0.4
---------------------------------------------------------------------------------------------------------------------
Media/Publishing     15,000,000   News American, Inc., 6.75% due 1/09/2038+++  15,000,000     14,756,250       0.1
---------------------------------------------------------------------------------------------------------------------
Natural Gas          27,500,000   Coastal Corp., 6.70% due 2/15/2027           27,225,400     28,690,998       0.3
Suppliers            15,000,000   ENSERCH Corporation, 7.125% due 6/15/2005    15,095,150     15,492,000       0.1
                                                                            -------------  -------------    ---------
                                                                               42,320,550     44,182,998       0.4
---------------------------------------------------------------------------------------------------------------------
Oil --  Integrated   10,000,000   Giant Industries, Inc., 9% due 9/01/2007+++  10,000,000     10,225,000       0.1
                     18,375,000   Occidental Petroleum Corp., 6.24% due
                                  11/24/2000                                   18,135,306     18,416,160       0.1
                                  Perez Companc S.A.+++:
                     10,000,000     9% due 1/30/2004                           10,125,000     10,300,000       0.1
                     20,500,000     8.125% due 7/15/2007                       20,201,470     20,090,000       0.2
                                  Union Texas Petroleum Holdings, Inc.:
                     23,250,000     6.70% due 11/18/2002                       23,190,070     23,598,634       0.2
                     20,000,000     6.81% due 12/05/2007                       20,000,000     20,576,600       0.2
                     10,000,000   Unocal Corporation, 6.11% due 2/17/2004      10,000,000      9,935,830       0.0
                     20,000,000   Yacimientos Petroliferos Fiscales S.A. (YPF),
                                  8% due 2/15/2004                             18,334,375     20,317,400       0.2
                                                                            -------------  -------------    ---------
                                                                              129,986,221    133,459,624       1.1
---------------------------------------------------------------------------------------------------------------------
Paper & Forest                    Boise Cascade Corporation:
Products             10,000,000     7.35% due 10/11/2004                       10,316,700     10,300,000       0.1
                     20,000,000     7.66% due 5/27/2005                        20,000,000     20,898,200       0.2
                     25,000,000   Champion International Corp., 6.65%
                                  due 12/15/2037                               25,000,000     25,382,500       0.2
                                                                            -------------  -------------    ---------
                                                                               55,316,700     56,580,700       0.5
---------------------------------------------------------------------------------------------------------------------
Real Estate          10,000,000   Franchise Finance Corp. of America, 6.95%
Investment Trusts                 due 8/29/2007                                10,000,000      9,843,190       0.1
---------------------------------------------------------------------------------------------------------------------
Telecommunications   10,000,000   Pacific Telecom, Inc., 6.625% due 10/20/2005 10,000,000     10,195,240       0.1
                     25,000,000   WorldCom, Inc., 7.55% due 4/01/2004          24,958,500     26,349,500       0.2
                                                                            -------------  -------------    ---------
                                                                               34,958,500     36,544,740       0.3
---------------------------------------------------------------------------------------------------------------------
Tires & Rubber       40,000,000   Goodyear Tire & Rubber Co. (The), 6.625%
                                  due 12/01/2006                               39,840,000     40,149,200       0.3
---------------------------------------------------------------------------------------------------------------------
Transportation       12,500,000   Northwest Airlines Inc., 7.625%
                                  due 3/15/2005                                12,471,225     12,421,875       0.1
                     17,000,000   Transportacion Maritima Mexicana, S.A.
                                  de C.V., 10% due 11/15/2006                  17,152,730     17,063,750       0.2
                     15,000,000   Union Pacific Corp., 6.625% due 2/01/2008    14,776,750     14,784,900       0.1
                                                                            -------------  -------------    ---------
                                                                               44,400,705     44,270,525       0.4
---------------------------------------------------------------------------------------------------------------------
Travel & Lodging                  Royal Caribbean Cruises Ltd.:
                     10,000,000     7.125% due 9/18/2002                        9,900,050     10,227,700       0.1
                     10,000,000     7.25% due 8/15/2006                         9,854,415     10,273,400       0.1
                                                                            -------------  -------------    ---------
                                                                               19,754,465     20,501,100       0.2
---------------------------------------------------------------------------------------------------------------------

                                       51

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
---------------------------------------------------------------------------------------------------------------------
Utilities  --                      Connecticut Light & Power Co.:
Electric,          $ 28,250,000     7.75% due 6/01/2002+++                   $ 28,173,725   $ 28,589,847       0.2%
Gas & Water          20,000,000     7.875% due 10/01/2024                      20,431,000     20,433,800       0.2
                     33,000,000   Empresa Nacional de Electricidad S.A.
                                  (Endesa), 7.325% due 2/01/2037               33,065,750     32,885,622       0.3
                     38,500,000   Enron Corp., 6.75% due 7/01/2005             37,527,310     38,897,705       0.3
                     20,000,000   Niagara Mohawk Power Corp., 5.875% due
                                  9/01/2002                                    19,504,200     19,486,600       0.2
                     17,500,000   Tata Electric Co., 8.50% due 8/19/2017+++    17,313,775     15,692,250       0.1
                                                                            -------------  -------------    ---------
                                                                              156,015,760    155,985,824       1.3
---------------------------------------------------------------------------------------------------------------------
                                  Total Corporate Bonds                     2,333,153,204  2,371,617,334      20.0
---------------------------------------------------------------------------------------------------------------------
                                          Collateralized Mortgage Obligations
---------------------------------------------------------------------------------------------------------------------
            Federal Home Loan Mortgage Corp.:
                      9,241,900     6.50% due 5/15/2008                         8,831,790      9,054,104       0.1
                      5,000,000     7% due 8/15/2008                            4,762,500      5,042,150       0.0
                     13,000,000     6% due 2/15/2011                           12,020,937     12,593,750       0.1
                      5,010,000   Federal National Mortgage Association, 6.50%
                                  due 4/25/2008                                 4,653,037      4,995,909       0.0
---------------------------------------------------------------------------------------------------------------------
                                  Total Collateralized Mortgage Obligations    30,268,264     31,685,913       0.2
---------------------------------------------------------------------------------------------------------------------
                                                US Government Obligations
---------------------------------------------------------------------------------------------------------------------
                                  US Treasury Bonds:
                    200,000,000     6.25% due 8/15/2023                       184,808,984    206,156,000       1.7
                     75,000,000     6% due 2/15/2026                           74,730,469     74,929,500       0.6
                                  US Treasury Notes:
                    175,000,000     5.875% due 7/31/1999                      175,533,203    175,602,000       1.5
                    200,000,000     5.75% due 8/15/2003                       191,405,078    200,718,000       1.7
                    650,000,000     5.875% due 11/15/2005                     634,453,981    655,278,000       5.5
                    225,000,000     5.625% due 2/15/2006                      224,046,875    223,276,500       1.9

---------------------------------------------------------------------------------------------------------------------
                                  Total US Government Obligations           1,484,978,590  1,535,960,000      12.9
---------------------------------------------------------------------------------------------------------------------
                                                Short-Term Investments
---------------------------------------------------------------------------------------------------------------------
Commercial           35,000,000   Associates Corp. of North America, 6.07%
Paper**                           due 4/01/1998                                35,000,000     35,000,000       0.3
                     25,000,000   BTAB Holdings Funding Corp., 5.65% due
                                  4/21/1998                                    24,921,528     24,921,528       0.2
                     25,000,000   CXC Inc., 5.50% due 4/03/1998                24,992,361     24,992,361       0.2
                                  Corporate Asset Funding Co. Inc.:
                     34,500,000     5.52% due 4/20/1998                        34,399,490     34,399,490       0.3
                     20,000,000     5.52% due 4/22/1998                        19,935,600     19,935,600       0.2
                     20,000,000   Finova Capital Corp., 5.49% due 4/17/1998    19,951,200     19,951,200       0.2
                     28,771,000   General Motors Acceptance Corp., 6.13%
                                  due 4/01/1998                                28,771,000     28,771,000       0.2
                                  Lehman Brothers Holdings Inc.:
                     40,400,000     5.52% due 4/06/1998                        40,369,027     40,369,027       0.3
                     20,000,000     5.52% due 4/13/1998                        19,963,200     19,963,200       0.2
                     14,700,000   Lexington Parker Capital Co. LLC, 5.48%
                                  due 4/02/1998                                14,697,762     14,697,762       0.1
---------------------------------------------------------------------------------------------------------------------

                                       52

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
---------------------------------------------------------------------------------------------------------------------
Commercial         $ 12,131,000   Park Avenue Receivables Corp., 5.57%
Paper**                           due 4/17/1998                              $ 12,100,969   $ 12,100,969       0.1%
(concluded)          50,000,000   Riverwoods Funding Corp., 5.53%
                                  due 5/01/1998                                49,769,583     49,769,583       0.4
                                                                            -------------  -------------    ---------
                                                                              324,871,720    324,871,720       2.7
---------------------------------------------------------------------------------------------------------------------
US Government        30,000,000   Federal Home Loan Banks, 5.45% due 4/08/1998 29,968,208     29,968,208       0.3
Agency
Obligations**
---------------------------------------------------------------------------------------------------------------------
                                  Total Short-Term Investments                354,839,928    354,839,928       3.0
---------------------------------------------------------------------------------------------------------------------
Total Investments                                                          $8,902,717,035 11,819,574,834      99.4
                                                                           ==============
Other Assets Less Liabilities                                                                 67,910,560       0.6
                                                                                         ---------------     ------
Net Assets                                                                               $11,887,485,394     100.0%
                                                                                         ===============     ======
---------------------------------------------------------------------------------------------------------------------

*   American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

++  Non-income producing security.

+++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(a) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------
                                       Net Share       Net         Dividend
Industry            Affiliate          Activity       Cost          Income
-----------------------------------------------------------------------------
Diversified     Varian Associates,
  Companies       Inc.                1,150,000   $60,939,161   $     570,433
Electrical      Belden Inc.             360,900    11,944,962         295,000
  Equipment
Insurance       Berkley (W.R.)
                  Corporation           600,000            --         792,000
Insurance       Fremont General
                  Corp.                (300,000)   (3,275,189)      1,200,000
Insurance       Penncorp Financial
                  Group, Inc.                --            --         400,000
Iron & Steel    Birmingham Steel
                  Corp.                      --            --         640,000
Machinery &     SPX Corp.               750,000    44,070,962              #
  Machine
  Tools
Real Estate     Walden Residential
  Investment      Properties, Inc.      257,800     7,506,369       1,491,987
  Trusts
-----------------------------------------------------------------------------
# Non-income producing security.

See Notes  to Financial Statements.

Merrill Lynch Capital Fund, Inc.    March 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1998

Assets:              Investments, at value (identified cost  --
                        $8,902,717,035) (Note 1a)                                                 $11,819,574,834
                     Cash                                                                                  93,561
                     Foreign cash (Note 1c)                                                               605,832
                     Receivables:
                        Securities sold                                             $  67,934,654
                        Interest                                                       60,790,954
                        Capital shares sold                                            23,371,632
                        Dividends                                                      11,047,785     163,145,025
                                                                                    -------------
                     Prepaid registration fees and other assets (Note 1f)                                 179,474
                                                                                                  ---------------
                     Total assets                                                                  11,983,598,726
                                                                                                  ---------------
-----------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                        Securities purchased                                           47,591,638
                        Capital shares redeemed                                        35,846,597
                        Distributor (Note 2)                                            5,854,636
                        Investment adviser (Note 2)                                     4,141,004      93,433,875
                                                                                    -------------
                     Accrued expenses and other liabilities                                             2,679,457
                                                                                                  ---------------
                     Total liabilities                                                                 96,113,332
                                                                                                  ---------------
-----------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets                                                                   $11,887,485,394
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of Common Stock, $0.10 par value, 400,000,000 shares
Consist of:          authorized                                                                     $  11,064,324
                     Class B Shares of Common Stock, $0.10 par value, 400,000,000 shares
                     authorized                                                                        16,188,770
                     Class C Shares of Common Stock, $0.10 par value, 200,000,000 shares
                     authorized                                                                         1,412,405
                     Class D Shares of Common Stock, $0.10 par value, 200,000,000 shares
                     authorized                                                                         3,415,522
                     Paid-in capital in excess of par                                               8,597,071,799
                     Undistributed investment income --  net                                           73,165,000
                     Undistributed realized capital gains on investments and foreign
                     currency transactions --  net                                                    268,313,754
                     Unrealized appreciation on investments and foreign
                     currency transactions --  net                                                  2,916,853,820
                                                                                                  ---------------
                     Net assets                                                                   $11,887,485,394
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A --  Based on net assets of $4,155,677,231 and 110,643,239 shares
                                 outstanding                                                              $ 37.56
                                                                                                  ===============
                     Class B --  Based on net assets of $5,938,708,616 and 161,887,699 shares
                                 outstanding                                                              $ 36.68
                                                                                                  ===============
                     Class C --  Based on net assets of $512,782,732 and 14,124,050 shares
                                 outstanding                                                              $ 36.31
                                                                                                  ===============
                     Class D --  Based on net assets of $1,280,316,815 and 34,155,217 shares
                                 outstanding                                                              $ 37.49
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.    March 31, 1998

Statement of Operations for the Year Ended March 31, 1998

Investment           Interest and discount earned                                                  $  278,880,820
Income               Dividends (net of $2,428,105 foreign withholding tax)                            111,518,341
(Notes 1d & 1e):     Other                                                                                647,445
                                                                                                  ---------------
                     Total income                                                                     391,046,606
                                                                                                  ---------------
-----------------------------------------------------------------------------------------------------------------
Expenses:            Account maintenance and distribution fees --  Class B (Note 2) $  53,880,781
                     Investment advisory fees (Note 2)                                 41,894,654
                     Transfer agent fees --  Class B (Note 2)                           8,024,817
                     Transfer agent fees --  Class A (Note 2)                           4,858,453
                     Account maintenance and distribution fees --  Class C (Note 2)     3,866,998
                     Account maintenance fees --  Class D (Note 2)                      2,351,416
                     Transfer agent fees --  Class D (Note 2)                           1,250,921
                     Custodian fees                                                       734,998
                      Transfer agent fees --  Class C (Note 2)                             613,773
                     Printing and shareholder reports                                     395,906
                     Registration fees (Note 1f)                                          386,555
                     Professional fees                                                     99,032
                     Directors' fees and expenses                                          47,273
                     Pricing fees                                                          16,858
                     Other                                                                 83,625
                                                                                    -------------
                     Total expenses                                                                   118,506,060
                                                                                                  ---------------
                     Investment income  --  net                                                       272,540,546
                                                                                                  ---------------
-----------------------------------------------------------------------------------------------------------------
Realized &           Realized gain (loss) from:
Unrealized Gain         Investments --  net                                           571,665,488
(Loss) on               Foreign currency transactions --  net                          (2,456,877)    569,208,611
Investments &                                                                       -------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions -- Net     Investments --  net                                         1,873,957,408
(Notes 1b, 1c,          Foreign currency transactions --  net                              67,907   1,874,025,315
1e & 3);                                                                            ------------- ---------------
                     Net realized and unrealized gain on investments and foreign
                     currency transactions                                                          2,443,233,926
                                                                                                  ---------------
                     Net Increase in Net Assets Resulting from Operations                         $ 2,715,774,472
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.    March 31, 1998

Statement of Changes in Net Assets

                                                                                            For the Year
                                                                                           Ended March 31,
                                                                                   ------------------------------
Increase (Decrease) in Net Assets:                                                      1998             1997
-----------------------------------------------------------------------------------------------------------------
Operations:          Investment income --  net                                     $  272,540,546  $  315,581,262
                     Realized gain on investments and foreign currency
                     transactions --  net                                             569,208,611     526,748,104
                     Change in unrealized appreciation on investments and foreign
                     currency transactions --  net                                  1,874,025,315     208,655,806
                                                                                   --------------  --------------
                     Net increase in net assets resulting from operations           2,715,774,472   1,050,985,172
                                                                                   --------------  --------------
-----------------------------------------------------------------------------------------------------------------
Dividends &          Investment income  --  net:
Distributions to        Class A                                                      (115,518,688)   (129,132,730)
Shareholders            Class B                                                      (119,396,439)   (153,592,754)
(Note 1g):              Class C                                                        (8,523,951)     (9,633,153)
                        Class D                                                       (26,653,341)    (22,687,022)
                     Realized gain on investments --  net:
                        Class A                                                      (204,758,968)   (200,341,016)
                        Class B                                                      (306,423,980)   (318,637,995)
                        Class C                                                       (21,655,996)    (19,360,951)
                        Class D                                                       (51,231,087)    (37,329,858)
                                                                                   --------------  --------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders                                   (854,162,450)   (890,715,479)
                                                                                   --------------  --------------
-----------------------------------------------------------------------------------------------------------------
Capital Share        Net increase in net assets derived from capital share
Transactions         transactions                                                     744,669,554      88,941,831
(Note 4):                                                                          --------------  --------------

-----------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets                                   2,606,281,576     249,211,524
                     Beginning of year                                              9,281,203,818   9,031,992,294
                                                                                   --------------  --------------
                     End of year*                                                 $11,887,485,394 $ 9,281,203,818
                                                                                  =============== ===============
-----------------------------------------------------------------------------------------------------------------
                   * Undistributed investment income --  net (Note 1h)           $     73,165,000    $ 73,174,307
                                                                                  =============== ===============
-----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived        ---------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended March 31,
                                                                 ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                1998++      1997++        1996         1995        1994
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year               $ 31.39     $ 30.90      $ 27.74      $ 27.46      $ 27.89
Operating                                                           ---------  ----------   ----------   ----------   ----------
Performance:         Investment income --  net                           1.11        1.25         1.21         1.01          .97
                     Realized and unrealized gain on investments
                     and foreign currency transactions --  net           8.14        2.43         5.41         1.77          .50
                                                                    ---------  ----------   ----------   ----------   ----------
                     Total from investment operations                    9.25        3.68         6.62         2.78         1.47
                                                                    ---------  ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                        Investment income --  net                       (1.11)      (1.25)       (1.16)        (.94)        (.95)
                        Realized gain on investments --  net            (1.97)      (1.94)       (2.30)       (1.56)        (.95)
                                                                    ---------  ----------   ----------   ----------   ----------
                     Total dividends and distributions                  (3.08)      (3.19)       (3.46)       (2.50)       (1.90)
                                                                    ---------  ----------   ----------   ----------   ----------
                     Net asset value, end of year                     $ 37.56     $ 31.39      $ 30.90      $ 27.74      $ 27.46
                                                                    =========  ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share                 30.71%      12.62%       24.50%       10.95%        5.39%
Return:*                                                            =========  ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses                                            .55%         .55%         .56%         .57%         .53%
Average                                                             =========  ==========   ==========   ==========   ==========
Net Assets:          Investment income --  net                          3.21%        3.99%        4.09%        3.81%        3.52%
                                                                    =========  ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)       $4,155,677   $3,291,219   $3,225,758   $2,507,767   $2,237,492
Data:                                                               =========  ==========   ==========   ==========   ==========
                     Portfolio turnover                                   38%          47%          84%          89%          86%
                                                                    =========  ==========   ==========   ==========   ==========
                     Average commission rate paid+                   $ .0478      $ .0432      $ .0382           --           --
                                                                    =========  ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude the effects of sales loads.
+ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++  Based on average shares outstanding.

See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Financial Highlights (continued)

                                                                                                Class B
The following per share data and ratios have been derived        ---------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended March 31,
                                                                 ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1998++      1997++        1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year               $ 30.72     $ 30.30      $ 27.28      $ 27.04      $ 27.49
Operating                                                           ---------  ----------   ----------   ----------   ----------
Performance:         Investment income --  net                            .74         .91          .90          .74          .70
                     Realized and unrealized gain on investments
                     and foreign currency transactions --  net           7.96        2.39         5.29         1.72          .48
                                                                    ---------  ----------   ----------   ----------   ----------
                     Total from investment operations                    8.70        3.30         6.19         2.46         1.18
                                                                    ---------  ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                        Investment income --  net                        (.77)       (.94)        (.87)        (.66)        (.68)
                        Realized gain on investments --  net            (1.97)      (1.94)       (2.30)       (1.56)        (.95)
                                                                    ---------  ----------   ----------   ----------   ----------
                     Total dividends and distributions                  (2.74)      (2.88)       (3.17)       (2.22)       (1.63)
                                                                    ---------  ----------   ----------   ----------   ----------
                     Net asset value, end of year                     $ 36.68    $  30.72      $ 30.30      $ 27.28      $ 27.04
                                                                    =========  ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share                 29.38%      11.48%       23.22%        9.81%        4.36%
Return:*                                                            =========  ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses                                            1.57%       1.57%        1.58%        1.59%        1.55%
Average                                                             =========  ==========   ==========   ==========   ==========
Net Assets:          Investment income --  net                           2.19%       2.97%        3.07%        2.79%        2.50%
                                                                    =========  ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)        $5,938,708  $4,977,431   $5,025,504   $3,664,250   $3,079,332
Data:                                                               =========  ==========   ==========   ==========   ==========
                     Portfolio turnover                                    38%         47%          84%          89%          86%
                                                                    =========  ==========   ==========   ==========   ==========
                     Average commission rate paid+                    $ .0478     $ .0432      $ .0382           --           --
                                                                    =========  ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude the effects of sales loads.
+ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++  Based on average shares outstanding.

See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Financial Highlights (continued)


                                                                                                Class C
                                                                              -------------------------------------------
                                                                                                          For the
                                                                                                          Period
The following per share data and ratios have been derived                                                Oct. 21,
from information provided in the financial statements.                             For the Year          1994++ to
                                                                                  Ended March 31,        March 31,
-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                        1998+++   1997+++     1996       1995
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period                      $ 30.44   $ 30.08   $ 27.17   $ 26.81
Operating                                                                     --------  --------  --------  --------
Performance:         Investment income --  net                                     .73       .90       .92       .49
                     Realized and unrealized gain on investments and
                     foreign currency transactions --  net                        7.89      2.36      5.24      1.03
                                                                              --------  --------  --------  --------
                     Total from investment operations                             8.62      3.26      6.16      1.52
                     Less dividends and distributions:
                        Investment income --  net                                 (.78)     (.96)     (.95)     (.43)
                                                                              --------  --------  --------  --------
                        Realized gain on investments --  net                     (1.97)    (1.94)    (2.30)     (.73)
                                                                              --------  --------  --------  --------
                     Total dividends and distributions                           (2.75)    (2.90)    (3.25)    (1.16)
                                                                              --------  --------  --------  --------
                     Net asset value, end of period                            $ 36.31   $ 30.44   $ 30.08   $ 27.17
                                                                              ========  ========  ========  ========
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share                          29.40%    11.45%    23.25%     6.07%++++
Return:**                                                                     ========  ========  ========  ========
-------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses                                                     1.58%     1.58%     1.59%     1.64%*
Average                                                                       ========  ========  ========  ========
Net Assets:          Investment income --  net                                    2.18%     2.96%     3.08%     3.22%*
                                                                              ========  ========  ========  ========
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)                 $512,783  $322,438  $259,131  $ 46,902
Data:                                                                         ========  ========  ========  ========
                     Portfolio turnover                                             38%       47%       84%       89%
                                                                              ========  ========  ========  ========
                     Average commission rate paid+                             $ .0478   $ .0432   $ .0382        --
                                                                              ========  ========  ========  ========
-------------------------------------------------------------------------------------------------------------------------

*    Annualized.
**   Total investment returns exclude the effects of sales loads.
+ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++   Commencement of operations.
+++  Based on average shares outstanding.
++++ Aggregate total investment return.

See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)


                                                                                                Class D
                                                                              -------------------------------------------
                                                                                                          For the
                                                                                                          Period
The following per share data and ratios have been derived                                                Oct. 21,
from information provided in the financial statements.                             For the Year          1994++ to
                                                                                  Ended March 31,        March 31,
                                                                          -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                        1998+++   1997+++     1996       1995
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period                    $   31.34   $ 30.86   $ 27.72   $ 27.27
Operating                                                                   ----------  --------  --------  --------
Performance:         Investment income --  net                                    1.02      1.17      1.16       .48
                     Realized and unrealized gain on investments and
                     foreign currency transactions --  net                        8.14      2.43      5.38      1.15
                                                                            ----------  --------  --------  --------
                     Total from investment operations                             9.16      3.60      6.54      1.63
                                                                            ----------  --------  --------  --------
                     Less dividends and distributions:
                        Investment income --  net                                (1.04)    (1.18)    (1.10)     (.45)
                        Realized gain on investments --  net                     (1.97)    (1.94)    (2.30)     (.73)
                                                                            ----------  --------  --------  --------
                     Total dividends and distributions                           (3.01)    (3.12)    (3.40)    (1.18)
                                                                            ----------  --------  --------  --------
                     Net asset value, end of period                          $   37.49   $ 31.34   $ 30.86   $ 27.72
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share                          30.40%    12.34%    24.21%     6.42%++++
Return:**                                                                   ==========  ========  ========  ========
-------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses                                                      .80%      .80%      .81%      .87%*
Average                                                                     ==========  ========  ========  ========
Net Assets:          Investment income --  net                                    2.95%     3.75%     3.84%     3.94%*
                                                                            ==========  ========  ========  ========
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)               $1,280,317  $690,116  $521,599  $171,201
Data:                                                                       ==========  ========  ========  ========
                     Portfolio turnover                                             38%       47%       84%       89%
                                                                            ==========  ========  ========  ========
                     Average commission rate paid+                          $    .0478  $  .0432  $  .0382        --
                                                                            ==========  ========  ========  ========
-------------------------------------------------------------------------------------------------------------------------

*    Annualized.
**   Total investment returns exclude the effects of sales loads.
+ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++   Commencement of operations.
+++  Based on average shares outstanding.
++++ Aggregate total investment return.

See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies: Merrill Lynch Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing (SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Secu rities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated invest ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998


ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,457,434 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates: The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Dis tributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

------------------------------------------------------
                            Account       Distribution
                         Maintenance Fee       Fee
------------------------------------------------------

   Class B                     0.25%          0.75%
   Class C                     0.25%          0.75%
   Class D                     0.25%            --
------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 1998, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

------------------------------------------------------
                                  MLFD         MLPF&S
------------------------------------------------------
   Class A                     $ 43,421    $  509,945
   Class D                     $137,456    $1,903,313
------------------------------------------------------

For the year ended March 31, 1998, MLPF&S received contingent deferred sales charges of $5,593,399 and $91,818 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $60,049 and $18,937 relating to transactions subject to front-end sales charge waivers in Class A Shares and Class D Shares, respectively.

In addition, MLPF&S received $279,047 in commissions on the execution of portfolio security transactions for the year ended March 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended March 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, received $3,755 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments: Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1998 were $3,821,996,903 and $3,809,744,862, respectively.

Net realized gains (losses) for the year ended March 31, 1998 and net unrealized gains (losses) as of March 31, 1998 were as follows:

---------------------------------------------------------
                              Realized       Unrealized
                           Gains (Losses)  Gains (Losses)
---------------------------------------------------------
   Long-term investments   $573,598,239   $2,916,857,799
   Short-term investments    (1,932,751)              --
   Foreign currency
   transactions              (2,456,877)          (3,979)
                           ------------   --------------
   Total                   $569,208,611   $2,916,853,820
                           ============   ==============
---------------------------------------------------------

As of March 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $2,914,425,533, of which $2,959,300,597 related to appreciated securi ties and $44,875,064 related to depreciated securities. At March 31, 1998, the aggregate cost of investments for Federal income tax purposes was $8,905,149,301.

4. Capital Share Transactions: Net increase in net assets derived from capital share transactions was $744,669,554 and $88,941,831 for the years ended March 31, 1998 and March 31, 1997, respectively.

Transactions in capital shares for each class were as follows:



-----------------------------------------------------------------
Class A Shares for the                                Dollar
Year Ended March 31, 1998              Shares          Amount
-----------------------------------------------------------------
Shares sold                          18,254,019      $634,543,940
Shares issued to shareholders
in reinvestment of dividends
and distributions                     8,638,512       294,091,362
                                    -----------      ------------
Total issued                         26,892,531       928,635,302
Shares redeemed                     (21,089,819)     (727,078,860)
                                    -----------      ------------
Net increase                          5,802,712      $201,556,442
                                    ===========      ============
-----------------------------------------------------------------


-----------------------------------------------------------------
Class A Shares for the                                  Dollar
Year Ended March 31, 1997               Shares          Amount
-----------------------------------------------------------------
Shares sold                          17,867,783      $553,401,282
Shares issued to shareholders
in reinvestment of dividends
and distributions                     9,986,061       300,989,719
                                    -----------      ------------
Total issued                         27,853,844       854,391,001
Shares redeemed                     (27,414,603)     (850,370,114)
                                    -----------      ------------
Net increase                            439,241       $ 4,020,887
                                    ===========      ============
-----------------------------------------------------------------


-----------------------------------------------------------------
Class B Shares for the                                  Dollar
Year Ended March 31, 1998               Shares          Amount
-----------------------------------------------------------------
Shares sold                          26,936,302      $915,743,174
Shares issued to shareholders
in reinvestment of dividends
and distributions                    11,273,540       376,017,355
                                    -----------   ---------------
Total issued                         38,209,842     1,291,760,529
Automatic conversion
of shares                            (7,065,614)     (239,303,799)
Shares redeemed                     (31,261,809)   (1,049,566,557)
                                    -----------   ---------------
Net increase (decrease)                (117,581)  $     2,890,173
                                    ===========   ===============
-----------------------------------------------------------------


-----------------------------------------------------------------
Class B Shares for the                                  Dollar
Year Ended March 31, 1997               Shares          Amount
-----------------------------------------------------------------
Shares sold                          27,179,336     $ 802,909,943
Shares issued to shareholders
in reinvestment of dividends
and distributions                    14,204,232       420,101,200
                                    -----------    --------------
Total issued                         41,383,568     1,223,011,143
Automatic conversion
of shares                            (1,163,610)      (35,786,707)
Shares redeemed                     (44,055,095)   (1,317,756,891)
                                    -----------    --------------
Net decrease                         (3,835,137)    $(130,532,455)
                                    ===========    ==============
-----------------------------------------------------------------


-----------------------------------------------------------------
Class C Shares for the                                  Dollar
Year Ended March 31, 1997               Shares          Amount
-----------------------------------------------------------------
Shares sold                           5,470,865    $  185,136,065
Shares issued to shareholders
in reinvestment of dividends
and distributions                       812,551        26,837,937
                                    -----------    --------------
Total issued                          6,283,416       211,974,002
Shares redeemed                      (2,750,233)      (91,023,357)
                                    -----------    --------------
Net increase                          3,533,183     $ 120,950,645
                                    ===========    ==============
-----------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                 March 31, 1998


-----------------------------------------------------------------
Class C Shares for the                                  Dollar
Year Ended March 31, 1997               Shares          Amount
-----------------------------------------------------------------
Shares sold                           4,367,744     $ 131,117,286
Shares issued to shareholders
in reinvestment of dividends
and distributions                       889,233        26,090,088
                                    -----------    --------------
Total issued                          5,256,977       157,207,374
Shares redeemed                      (3,280,962)      (98,987,162)
                                    -----------    --------------
Net increase                          1,976,015      $ 58,220,212
                                    ===========    ==============
-----------------------------------------------------------------



-----------------------------------------------------------------
Class D Shares for the                                  Dollar
Year Ended March 31, 1998               Shares          Amount
-----------------------------------------------------------------
Shares sold                           9,630,431     $ 333,114,038
Automatic conversion
of shares                             6,920,593       239,303,799
Shares issued to shareholders
in reinvestment of dividends
and distributions                     2,068,449        70,372,205
                                    -----------    --------------
Total issued                         18,619,473       642,790,042
Shares redeemed                      (6,482,847)     (223,517,748)
                                    -----------    --------------
Net increase                         12,136,626     $ 419,272,294
                                    ===========    ==============
-----------------------------------------------------------------



-----------------------------------------------------------------
Class D Shares for the                                  Dollar
Year Ended March 31, 1997               Shares          Amount
-----------------------------------------------------------------
Shares sold                           7,903,395     $ 244,928,191
Automatic conversion
of shares                             1,141,681        35,786,707
Shares issued to shareholders
in reinvestment of dividends
and distributions                     1,738,833        52,347,617
                                    -----------    --------------
Total issued                         10,783,909       333,062,515
Shares redeemed                      (5,669,032)     (175,829,328)
                                    -----------    --------------
Net increase                          5,114,877     $ 157,233,187
                                    ===========    ==============
-----------------------------------------------------------------

5. Loaned Securities:
At March 31, 1998, the Fund held US Treasury Notes having an aggregate value of approximately $26,856,000 as collateral for portfolio securities loaned having a market value of approximately $24,111,000.

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                               TABLE OF CONTENTS



                                                         Page
                                                        =====
Investment Objective and Policies ...................     2
Management of the Fund ..............................    10
   Directors and Officers ...........................    10
   Compensation of Directors ........................    12
   Management and Advisory
      Arrangements ..................................    12
Purchase of Shares ..................................    14
   Initial Sales Charge Alternatives -
      Class A and Class D Shares ....................    14
   Reduced Initial Sales Charges ....................    15
   Employer-Sponsored Retirement or
      Savings Plans and Certain
      Other Arrangements ............................    18
   Distribution Plans ...............................    18
   Limitations on the Payment of
      Deferred Sales Charges ........................    19
Redemption of Shares ................................    20
   Deferred Sales Charge -
      Class B and Class C Shares ....................    21
Portfolio Transactions and Brokerage ................    21
Determination of Net Asset Value ....................    23
Shareholder Services ................................    24
   Investment Account ...............................    24
   Automatic Investment Plans .......................    25
   Automatic Reinvestment of Dividends and
      Capital Gains Distributions ...................    25
   Systematic Withdrawal Plans ......................    25
   Retirement Plans .................................    27
   Exchange Privilege ...............................    28
Dividends, Distributions and Taxes ..................    30
   Dividends and Distributions ......................    30
   Taxes ............................................    30
   Tax Treatment of Options
      Transactions ..................................    32
   Special Rules for Certain Foreign
      Currency Transactions .........................    32
Performance Data ....................................    33
General Information .................................    35
   Description of Shares ............................    35
   Computation of Offering Price per Share ..........    36
   Independent Auditors .............................    36
   Custodian ........................................    36
   Transfer Agent ...................................    36
   Legal Counsel ....................................    37
   Reports to Shareholders ..........................    37
   Additional Information ...........................    37
Appendix A ..........................................    38
Independent Auditors' Report ........................    45
Financial Statements ................................    46

(Logo)                                                          Code #10257-0798


Merrill Lynch
Capital Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION


July 2, 1998


Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

   (a) Financial Statements:

     Contained in Part A:
      Financial Highlights for each of the years in the ten-year period ended March 31, 1998.

     Contained in Part B:
      Schedule of Investments, as of March 31, 1998.
      Statement of Assets and Liabilities, as of March 31, 1998.
      Statement of Operations for the year ended March 31, 1998.
      Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 1998.
      Financial Highlights for each of the years in the five-year period ended March 31, 1998.


     (b) Exhibits:




   Exhibit
   Number                                                    Description
------------   ------------------------------------------------------------------------------------------------------
       1(a)     - Articles of Incorporation of the Registrant.(a)
        (b)     - Articles of Amendment, dated October 3, 1988, to Articles of Incorporation of the Registrant.(a)
        (c)     - Articles of Merger between Merrill Lynch Capital Fund, Inc. and Merrill Lynch New Capital
               Fund, Inc.(b)
        (d)     - Articles of Amendment, dated May 27, 1988, to Articles of Incorporation of the Registrant.(b)
        (e)     - Articles of Amendment, dated October 17, 1994, to Articles of Incorporation of the Registrant.(b)
        (f)     - Articles Supplementary, dated October 17, 1994, to Articles of Incorporation of the Registrant.(b)
        (g)     - Articles Supplementary, dated March 17, 1995, to Articles of Incorporation of the Registrant.(b)
       2        - By-Laws of the Registrant.(c)
       3        - None.
       4        - Portions of the Articles of Incorporation, as amended, and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(d)
       5(a)     - Investment Advisory Agreement between the Registrant and Merrill Lynch Asset Management,
               L.P.(a)
        (b)     - Supplement to Investment Advisory Agreement between the Registrant and Merrill Lynch Asset
               Management, L.P.(c)
        (c)     - Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill
               Lynch Asset Management U.K. Limited. (e)
       6(a)     - Form of Revised Class A Distribution Agreement between the Registrant and Merrill Lynch Funds
               Distributor, Inc. (including Form of Selected Dealers Agreement).(f)
        (b)     - Class B Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor,
               Inc.(a)
        (c)     - Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc., dated
               September 15, 1993, in connection with the Merrill Lynch Mutual Fund Adviser program.(c)
        (d)     - Form of Class C Distribution Agreement between the Registrant and Merrill Lynch Funds
               Distributor, Inc. (including Form of Selected Dealers Agreement).(f)
        (e)     - Form of Class D Distribution Agreement between the Registrant and Merrill Lynch Funds
               Distributor, Inc. (including Form of Selected Dealers Agreement).(f)
       7        - None.
       8(a)     - Custody Agreement between the Registrant and The Bank of New York.(a)
        (b)     - Amendment to Custody Agreement between the Registrant and The Bank of New York.(b)
       9(a)     - Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement
               between the Registrant and Merrill Lynch Financial Data Services, Inc.(a)
        (b)     - Agreement and Plan of Reorganization between Merrill Lynch Capital Fund, Inc. and Merrill
               Lynch New Capital Fund, Inc.(a)
      10        - None.
      11        - Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
      12        - None.

   Exhibit
    Number                                                   Description
-------------   ----------------------------------------------------------------------------------------------------
       13        - None.
       14        - None.
       15(a)     - Amended and Restated Class B Distribution Plan of the Registrant.(a)
         (b)     - Form of Class C Distribution Plan of the Registrant and Class C Distribution Plan
                Sub-Agreement.(f)
         (c)     - Form of Class D Distribution Plan of the Registrant and Class D Distribution Plan
                Sub-Agreement.(f)
       16(a)     - Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to Class A shares.(a)
         (b)     - Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to Class B shares.(a)
         (c)     - Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to Class C shares.(b)
         (d)     - Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to Class D shares.(b)
       17(a)     - Financial Data Schedule for Class A shares.
         (b)     - Financial Data Schedule for Class B shares.
         (c)     - Financial Data Schedule for Class C shares.
         (d)     - Financial Data Schedule for Class D shares.
       18        - Merrill Lynch Select Pricing (SM) System Plan pursuant to Rule 18f-3.(g)

---------
(a) Refiled, on July 27, 1995, as an Exhibit to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

(b) Previously filed as an exhibit to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.

(c) Previously filed as an exhibit to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A.

(d) Reference is made to Article IV, Article V (Sections 3, 5, 6 and 7), Articles VI, VII and IX of the Registrant's Articles of Incorporation, filed as Exhibits 1(a), (b), (c), (d), (e) and (f) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A and to Article II, Article III (Sections 1, 3, 5 and 6), Articles VI, VII, XIII and XIV of the Registrant's By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A.

(e) Previously filed as an exhibit to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A.

(f) Previously filed as an exhibit to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A.

(g) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473), filed on January 25, 1996.



Item 25. Persons Controlled by or under Common Control with Registrant.

     The Registrant is not controlled by or under common control with any person.

                   Item 26. Number of Holders of Securities.




                                                       Number of
                                                      Holders at
                  Title of Class                    April 30, 1998*
-------------------------------------------------- ----------------
Class A Common Stock, par value $0.10 per share ..     249,596
Class B Common Stock, par value $0.10 per share ..     344,297
Class C Common Stock, par value $0.10 per share ..      42,649
Class D Common Stock, par value $0.10 per share ..      85,425


---------
* The number of holders shown in the table includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


Item 27. Indemnification.

     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements.

     Insofar as the conditional advancing of indemnification monies for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met and (ii) (a) such promise must be secured by a security for the undertaking, in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by reason of the advance, or (c) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Adviser.


     (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Merrill Lynch Convertible Fund,Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International

Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies; Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest, Inc.

     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since March 31, 1996 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President and Director or Trustee, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies listed in the first two paragraphs of this Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more such companies.

                                                                           Other Substantial Business,
                               Positions with                                 Profession, Vocation
Name                         Investment Adviser                                   or Employment
---------------------------- --------------------------- --------------------------------------------------------------
ML & Co. ................... Limited Partner             Financial Services Holding Company; Limited Partner
                                                         of FAM
Princeton Services ......... General Partner             General Partner of FAM
Arthur Zeikel .............. Chairman                    Chairman of FAM; President of the Investment Adviser and
                                                         FAM from 1977 to 1997; Chairman and Director of
                                                         Princeton Services; President of Princeton Services from
                                                         1993 to 1997; Executive Vice President of ML & Co.
Jeffrey M. Peek ............ President                   President of FAM since 1997; President and Director of
                                                         Princeton Services since 1997; Executive Vice President of
                                                         ML & Co.; Managing Director and Co-Head of the
                                                         Investment Banking Division of Merrill Lynch (in 1997);
                                                         Senior Vice President and Director of the Global Securities
                                                         and Economics Division of Merrill Lynch (from 1995 to
                                                         1997)
Terry K. Glenn ............. Executive Vice President    Executive Vice President of FAM; Executive Vice President
                                                         and Director of Princeton Services; President and Director
                                                         of MLFD; Director of the Transfer Agent; President of
                                                         Princeton Administrators, L.P.
Linda L. Federici .......... Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services
Vincent R. Giordano ........ Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services
Elizabeth A. Griffin ....... Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services
Norman R. Harvey ........... Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services
Michael J. Hennewinkel ..... Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services
Philip L. Kirstein ......... Senior Vice President,      Senior Vice President, General Counsel and Secretary of
                             General Counsel and         FAM; Senior Vice President, General Counsel, Director and
                             Secretary                   Secretary of Princeton Services
Ronald M. Kloss ............ Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services
Debra W. Landsman-Yaros..... Senior Vice President       Senior Vice President of FAM; Vice President of MLFD;
                                                         Senior Vice President of Princeton Services
Stephen M.M. Miller ........ Senior Vice President       Executive Vice President of Princeton Administrators, L.P.;
                                                         Senior Vice President of Princeton Services
Joseph T. Monagle, Jr ...... Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services
Michael L. Quinn ........... Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services; Managing Director and First Vice
                                                         President of Merrill Lynch from 1989 to 1995
Richard L. Reller .......... Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services; Director of MLFD
Gerald M. Richard .......... Senior Vice President and   Senior Vice President and Treasurer of FAM; Senior Vice
                             Treasurer                   President and Treasurer of Princeton Services; Vice
                                                         President and Treasurer of MLFD
Gregory D. Upah ............ Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services
Ronald L. Welburn .......... Senior Vice President       Senior Vice President of FAM; Senior Vice President of
                                                         Princeton Services

     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program III, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate

Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since March 31, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Harvey, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                                                                      Other Substantial Business,
Name                     Positions with MLAM U.K.                  Profession, Vocation or Employment
------------------------ ----------------------------- ---------------------------------------------------------
Arthur Zeikel .......... Director and Chairman         Chairman of the Manager and FAM; President of the
                                                       Manager and FAM from 1977 to 1997; Chairman and
                                                       Director of Princeton Services; President of Princeton
                                                       Services from 1993 to 1997; Executive Vice President of
                                                       ML&Co.
Alan J. Albert ......... Senior Managing Director      Vice President of the Manager
Gerald M. Richard ...... Senior Vice President         Senior Vice President and Treasurer of the Manager and
                                                       FAM; Senior Vice President and Treasurer of Princeton
                                                       Services; Vice President and Treasurer of MLFD
Nicholas C.D. Hall ..... Director                      Director of Merrill Lynch Europe PLC; General Counsel of
                                                       Merrill Lynch International Banking Group
Carol Ann Langham ...... Company Secretary             None
Debra Anne Searle ...... Assistant Company Secretary   None

Item 29. Principal Underwriters.

     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end investment registered companies:
Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646.

                                             (2)                        (3)
  (1)                               Positions and Offices      Positions and Offices
Name                             with MLFD                   with Registrant
------------------------------- ---------------------------- ------------------------
  Terry K. Glenn .............. President and Director       Executive Vice President
  Richard L. Reller ........... Director                     None
  Thomas J. Verage ............ Director                     None
  William E. Aldrich .......... Senior Vice President        None
  Robert W. Crook ............. Senior Vice President        None
  William M. Breen ............ Vice President               None
  Michael G. Clark ............ Vice President               None
  James T. Fatseas ............ Vice President               None
  Debra W. Landsman-Yaros ..... Vice President               None
  Michelle T. Lau ............. Vice President               None
  Gerald M. Richard ........... Vice President and Treasurer Treasurer
  Salvatore Venezia ........... Vice President               None
  William Wasel ............... Vice President               None
  Robert Harris ............... Secretary                    None

     (c) Not applicable.


Item 30. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


Item 31. Management Services.

     Other than as set forth under the caption "Management of the Fund - Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund - Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contracts.



Item 32. Undertakings.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 2nd day of July, 1998.



                                        MERRILL LYNCH CAPITAL FUND, INC.
                                        (Registrant)


                                        By /s/  GERALD M. RICHARD
                                          -------------------------------------

                                          Gerald M. Richard

                                          Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                Signature                                Title                 Date
----------------------------------------  ----------------------------------- ------
  ARTHUR ZEIKEL*                          President and Director (Principal
 --------------------------------------
 (Arthur Zeikel)                          Executive Officer)
  GERALD M. RICHARD*                      Treasurer (Principal Financial and
 --------------------------------------
 (Gerald M. Richard)                      Accounting Officer)
  DONALD CECIL*                           Director
 --------------------------------------
 (Donald Cecil)
  M. COLYER CRUM*                         Director
 --------------------------------------
 (M. Colyer Crum)
  EDWARD H. MEYER*                        Director
 --------------------------------------
 (Edward H. Meyer)
  JACK B. SUNDERLAND*                     Director
 --------------------------------------
 (Jack B. Sunderland)
  J. THOMAS TOUCHTON*                     Director
 --------------------------------------
 (J. Thomas Touchton)
  FRED G. WEISS*                          Director
 --------------------------------------
 (Fred G. Weiss)

*By /s/  GERALD M. RICHARD
     -------------------------------------
     (Gerald M. Richard, Attorney-in-Fact)


                                                                   July 2, 1998

                                 EXHIBIT INDEX




   Exhibit
    Number         Description
-------------      ---------------------------------------------------------------------------
       11      -   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
       17(a)   -   Financial Data Schedule for Class A shares.
         (b)   -   Financial Data Schedule for Class B shares.
         (c)   -   Financial Data Schedule for Class C shares.
         (d)   -   Financial Data Schedule for Class D shares.